                                                                   EXHIBIT 10.28

                        AGREEMENT OF LIMITED PARTNERSHIP


                                      FOR


                                HURON GAMING, LP
                         A DELAWARE LIMITED PARTNERSHIP



                                 KANSAS PROJECT

                        AGREEMENT OF LIMITED PARTNERSHIP
                                      FOR
                                HURON GAMING, LP
                         A DELAWARE LIMITED PARTNERSHIP


       This Agreement of Limited Partnership is made as of July 14, 1997, by and among HP Kansas, Inc., a Delaware corporation (the "HP General Partner") and North American Sports Management of Kansas, Inc., a Florida corporation (in its capacity as a General Partner, the "NORAM General Partner"), as General Partners, and Hollywood Park, Inc., a Delaware corporation ("HP"), and North American Sports Management of Kansas, Inc., (in its capacity as a Limited Partner, "NORAM"), as Limited Partners, with reference to the following facts:

       A. Sunflower Racing, Inc., a Kansas corporation and a wholly-owned subsidiary of HP ("Sunflower"), owns a pari-mutuel greyhound and horse racing track named The Woodlands, located in Kansas City, Kansas (including the facilities and improvements thereon, the "Land"). Sunflower is currently involved in a bankruptcy proceeding under Chapter 11 of the United States Bankruptcy Code.

       B. The Wyandotte Tribe of Oklahoma (the "Tribe") desires to obtain approval to conduct gaming in Kansas City and has entered into an agreement with NORAM pursuant to which the Tribe has engaged NORAM on a sole and exclusive basis to provide consulting services with respect to designing, developing, financing, constructing and operating the Tribe's gaming facilities in Kansas. While the Tribe, with NORAM's assistance, has secured the right to conduct gaming on several parcels of real property in Kansas City, Kansas, the Tribe is seeking an alternate site on which to operate its gaming facility.

       C. Subject to the terms and conditions described herein, the Partners (as defined below) wish to form a limited partnership to acquire the Land and sell it to the Tribe; and concurrently with the execution of this Agreement, or as soon as practicable following such execution, the Partnership (as hereinafter defined) will enter into an arrangement with the Tribe, whereby the Partnership will agree, subject to certain conditions, to sell the Land to the Tribe and to develop and operate a gaming facility on the Land.

       D. The Partners have executed, and have filed or will cause to be filed with the Delaware Secretary of State, a Certificate of Formation (the "Certificate") of Huron Gaming, LP, a Delaware limited partnership (the "Partnership"), pursuant to the provisions of the Delaware Revised Limited Partnership Act (the "Act").

       NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Partners (as hereinafter defined) by this Agreement set forth the operating agreement for the Partnership under the laws of the State of Delaware.

                                ARTICLE 1


                               DEFINITIONS



       When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Agreement that are not defined in this Section shall have the meanings set forth elsewhere in this Agreement):


       "1933 ACT" shall mean the Securities Act of 1933, as amended, or any
        --------
future comparable law.

       "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended, or
        --------
any future comparable law.

       "ACQUIRED INTEREST" has the meaning set forth in Section 9.10.
        -----------------

       "ACT" means the Delaware Revised Limited Partnership Act, codified in the
        ---
Delaware Code, Title 6, chapter 17, Section 17-101 et seq., as the same may be
                                                   -- ---
amended from time to time.


       "ADDITIONAL CAPITAL CONTRIBUTIONS" shall mean the amounts which each
        --------------------------------
Partner may be obligated or entitled to provide to the Partnership in accordance with Section 0.

       "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Limited
        --------------------------------
Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

          (a) Credit to such Capital Account any amounts that such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (b) Debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-
                           -  -                     -  -
1(b)(2)(ii)(d)(6).
            -  -

          The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-

1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
            -

       "ADVANCES" has the meaning set forth in Section 0.
        --------

       "AFFILIATE" means any individual, partnership, corporation, trust or
        ---------
other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, a Partner. The term "control," as used in the immediately preceding sentence, means, with respect to a corporation or limited liability company, the right to exercise, directly or indirectly, fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

       "AGREEMENT" means this Agreement of Limited Partnership, as originally
        ---------
executed and as amended and/or restated from time to time.

       "BANKRUPTCY" means:  (i) being adjudicated bankrupt or insolvent in
        ----------
proceedings filed against a Person or its ultimate "parent" entity under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or any similar law or statute of any state thereof (collectively "Bankruptcy Laws"); (ii) any petition for reorganization or arrangement under any Bankruptcy Laws; (iii) proceedings under any Bankruptcy Laws to have a Person adjudicated as bankrupt or insolvent, which proceedings are not dismissed within ninety (90) days of commencement; (iv) the general assignment by any Person for the benefit of creditors; (v) the appointment of a receiver for all or substantially all of the assets of any Person and the failure to have such receiver discharged within ninety (90) days after appointment; (vi) the suffering by any Partner of any assignment by operation of law, or any attachment, sequestration, garnishment or lien against, or the occurrence of a levy on, such Person's interest in the Partnership, or any portion thereof, with the same not being discharged of record by bonding or otherwise within ninety
(90) days after notice to such Partner of such event.

       "BANKRUPTCY COURT APPROVAL" means that The Woodlands shall have obtained
        -------------------------
all approvals required by applicable bankruptcy law for a plan of reorganization whereby the Partnership shall purchase the Land for the Purchase Price, including, without limitation, the approval of the bankruptcy court and the requisite affirmative vote of all creditors entitled to vote on such matters.

       "BOARD" has the meaning set forth in Section 8.2.1.
        -----

       "CAPITAL ACCOUNT" means with respect to any Partner the capital account
        ---------------
that the Partnership establishes and maintains for such Partner pursuant to
Section 0.

       "CAPITAL CONTRIBUTION" means the total value of cash and the fair market
        --------------------
value of property (including promissory notes or other obligations to contribute cash or property) or services contributed by Partners (with the fair market value of such property or services being determined by the Board or by agreement of the Partners).

       "CASINO" means the gaming facilities, including the greyhound and horse
        ------
racing tracks, that may be established on the Land.

       "CERTIFICATE" means the Certificate of Limited Partnership for the
        -----------
Partnership originally filed with the Delaware Secretary of State, as amended and/or restated from time to time.

       "CODE" means the Internal Revenue Code of 1986, as amended from time to
        ----
time, the provisions of succeeding law and to the extent applicable, the Regulations.

       "COMPACT APPROVAL" means publication by the Secretary of the Interior in
        ----------------
the Federal Register of a Notice of Approval of a Compact signed by the Tribe and the Governor of Kansas and ratified by both the Kansas Legislature (or the Legislative Coordinating Council) and the Tribe's Business Committee.

       "CONTRACT APPROVAL" means the written approval, in form and substance
        -----------------
acceptable to the Partnership, of any and all contracts, agreements and instruments by and between either the Tribe or the Tribal Gaming Corporation and the Partnership, by any governmental agency with jurisdiction over (i) the Tribe or the Tribal Gaming Corporation, (ii) the Land, (iii) the Partnership or any Partner, or (iv) the Casino, including, without limitation, the National Indian Gaming Commission and the Bureau of Indian Affairs.

       "DEFAULTING PARTNER" means any Partner that has committed a Material
        ------------------
Breach of this Agreement.

       "DEVELOPMENT COMMITTEE" means the committee, consisting of three
        ---------------------
representatives of the Tribe and two representatives of the Partnership (one designated by each of the HP General Partner and the NORAM General Partner), which committee shall make recommendations, subject to the approval of the Tribal Gaming Corporation, regarding, among other things, the budget for developing, constructing and equipping the Casino.

       "DISSOLUTION EVENT" means (i) the death, insanity, Bankruptcy or
        -----------------
dissolution of any Partner or the commission by a Partner of a Material Breach under this Agreement which is incapable of cure or (ii) the withdrawal, resignation or retirement of a Partner without the prior consent of all of the other Partners.

       "ECONOMIC INTEREST" means a Partner's or Economic Interest Owner's share
        -----------------
of one or more of the Partnership's Net Profits, Net Losses and distributions of the Partnership's assets pursuant to this Agreement and the Act, but shall not include any other rights of a Partner including, without limitation, the right to vote or participate in the management or, except as provided in Section 17-305 of the Act, any right to information concerning the business and affairs of Partnership.

       "ECONOMIC INTEREST OWNER" means the owner of an Economic Interest who is
        -----------------------
not a Partner.

       "EFFECTIVE DATE" means the date by which all of the following have
        --------------
occurred: (a) Alan H. Ginsburg and any of his Affiliates who are involved with the development of the Casino shall have complied, in the reasonable discretion of HP, with the background investigation required by applicable gaming authorities; (b) the Partnership, the Tribe and/or the Tribal Gaming Corporation, as applicable, shall have received Bankruptcy Court Approval, Trust Approval, Contract Approval and Compact Approval; and (c) the Partnership, and all Partners, shall have complied with any licensing requirements imposed pursuant to the terms of an effective compact between the Tribe and the State of Kansas in accordance with Section 10 of IGRA, 25 U.S.C. (S) 2710.

       "EQUALIZATION PAYMENT" has the meaning set forth in Section 0.
        --------------------

       "EXCLUDED PARTNER" means a Partner that caused a Dissolution Event.
        ----------------

       "EXPENSES" shall include, without limitation, attorneys' fees,
        --------
disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

       "FAIR VALUE" shall be determined in accordance with Section 9.10.
        ----------

       "FIRST OPPORTUNITY OFFER" has the meaning set forth in Section 9.4.
        -----------------------

       "FISCAL YEAR" means (i) the period commencing upon the formation of the
        -----------
Partnership and ending on December 31, 1997, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in Clause (ii) of this sentence for which the Partnership is required to allocate Profits, Losses, and other items of Partnership income, gain, loss, or deduction pursuant to Article 0 hereof.

       "GENERAL PARTNER" refers to each of the HP General Partner, and the NORAM
        ---------------
General Partner, or any Person who has been admitted to the Partnership as a substitute General Partner.

       "GOOD CAUSE" means the incompetence, malfeasance, misfeasance or
        ----------
nonfeasance of a General Partner, in each case which remains uncorrected following written demand for correction thereof by the Limited Partner not affiliated with such General Partner.

       "HP" means Hollywood Park, Inc., a Delaware corporation.
        --

       "HP'S EXPENSES" has the meaning set forth in Section 0.
        -------------

       "HP GENERAL PARTNER" means HP Kansas, a Delaware corporation.
        ------------------

       "IGRA" means the Indian Gaming Regulatory Act of 1988.
        ----

       "INDEMNIFYING PARTY" has the meaning set forth in Section 0.
        ------------------

       "INITIAL CAPITAL CONTRIBUTIONS" has the meaning set forth in Section 0.
        -----------------------------

       "INITIAL PAYMENT" has the meaning set forth in Section 0.
        ---------------

       "LAND" has the meaning set forth in Recital A.
        ----

       "LEASE" has the meaning set forth in Section 0 hereof.
        -----

       "LIMITED PARTNER" refers to any of the Persons listed in Exhibit A under
        ---------------                                         ---------
the heading "Limited Partners" and any Person admitted to the Partnership as an additional Limited Partner or a substituted Limited Partner, except any former Partner to whom the entire balance of his or her Capital Account has been distributed and who has not subsequently been readmitted to the Partnership as a Limited Partner.

       "MAJORITY INTEREST" means, for purposes of Section 0, more than fifty
        -----------------
percent (50%) of both the capital and profit interests in the Partnership held by the Remaining Partners.

       "MATERIAL BREACH" means (i) the failure to make Additional Capital
        ---------------
Contributions pursuant to Section 3.3 hereof, (ii) the failure to comply with the applicable provisions of Article 9 hereof, (iii) the failure to guarantee the Construction Loan, or (iv) conduct that results in a breach under any agreement between the Partnership and the Tribe.

       "NET PROFITS" and "NET LOSSES" mean the income, gain, loss, deductions
        -----------       ----------
and credits of the Partnership in the aggregate or separately stated, as appropriate, determined in accordance with the method of accounting used on the Partnership's information tax return filed for federal income tax purposes.

       "NONCOMPLYING PERSON" has the meaning set forth in Section 9.9.
        -------------------

       "NONRECOURSE LIABILITY" has the meaning set forth in Regulations Section
        ---------------------
1.752-1(a)(2).

       "NORAM" means North American Sports Management of Kansas, Inc.
        -----

       "NORAM GENERAL PARTNER" means North American Sports Management of Kansas,
        ---------------------
Inc., a Florida corporation.

       "NORAM'S VERIFIABLE EXPENSES" has the meaning set forth in Section 0.
        ---------------------------

       "OFFEREES" has the meaning set forth in Section 9.4.
        --------

       "PARTNER" means any Person owning a Partnership Interest.
        -------

       "PARTNERSHIP" means Huron Gaming, LP, a Delaware limited partnership.
        -----------

       "PARTNERSHIP INTEREST" means a Partner's entire interest in the
        --------------------
Partnership or any portion thereof, including without limitation the Partner's Economic Interest, the right to vote on or participate in the management and the right to receive information concerning the business and affairs of the Partnership.

       "PARTNERSHIP MINIMUM GAIN" has the meaning ascribed to the term
        ------------------------
"Partnership Minimum Gain" in the Regulations Section 1.704-2(d).

       "PARTNER NONRECOURSE DEBT" has the meaning ascribed to the term "Partner
        ------------------------
Nonrecourse Debt" in Regulations Section 1.704-2(b)(4).

       "PARTNER NONRECOURSE DEDUCTIONS" means items of Partnership loss,
        ------------------------------
deduction or Code Section 705(a)(2)(B) expenditures that are attributable to Partner Nonrecourse Debt or to other loans by a Partner to the Partnership for which no other Partner bears the economic risk of loss.

       "PARTNERSHIP PERSON" means a Partner or a director or officer of the
        ------------------
Partnership or of any Partner.

       "PERSON" means an individual, general partnership, limited partnership,
        ------
limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

       "PROCEEDING" means any action, suit, arbitration, alternative dispute
        ----------
resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature.

       "PROFIT PERCENTAGE INTEREST" means the percentage interest of a Partner
        --------------------------
in Net Profits, as set forth in Section 0 and as adjusted from time to time in accordance with Section 0.

       "PURCHASE PRICE" means the purchase price to acquire the Land from the
        --------------
bankruptcy estate of The Woodlands, which price shall equal the aggregate amount required by a court-approved plan of reorganization to satisfy The Woodlands' obligations to its creditors.

       "RATE" means interest at an annual rate equal to ChaseManhattan Bank's
        ----
prime interest rate in effect from time to time (but in no event greater than the maximum rate permitted under applicable law).

       "REGULATIONS" means, unless the context clearly indicates otherwise, the
        -----------
regulations currently in force from time to time as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code.

       "REMAINING PARTNERS" means the Partners other than the Excluded Partner.
        ------------------

       "SUNFLOWER" has the meaning set forth in Recital A of this Agreement.
        ---------

       "SUNFLOWER'S NET REVENUES" has the meaning set forth in Section 0.
        ------------------------

       "SUPER MAJORITY INTEREST" means Partners holding in the aggregate at
        -----------------------
least eighty percent (80%) of all Profit Percentage Interests.

       "TAX MATTERS PARTNER" shall be the HP General Partner or its successor as
        -------------------
designated pursuant to Section 0.

       "THIRD PARTY LOANS" has the meaning set forth in Section 0.
        -----------------

       "TRANSFER" means any sale, transfer, assignment, hypothecation or other
        --------
voluntary disposition, whether by gift, bequest or otherwise. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor.

       "TRANSFERABLE INTEREST" has the meaning set forth in Section 9.4.
        ---------------------

       "TRIBAL CONSTRUCTION LOAN" has the meaning set forth in Section 0.
        ------------------------

       "TRIBAL GAMING CORPORATION" means the corporation chartered by the Tribe,
        -------------------------
pursuant to Section 17 of the Indian Reorganization Act of 1934, 25 U.S.C. (S) 465 et. seq., to own and operate the Casino.
    --  ---

       "TRIBE" has the meaning set forth in Recital B.
        -----

       "TRUST APPROVAL" means (i) a determination by the Secretary of the
        --------------
Interior or his designee that the United States will accept title to the Land in trust for the benefit of the Tribe for gaming purposes pursuant to Section 20 of IGRA, 25 U.S.C. (S) 2719(b)(1)(B), (ii) all applicable waiting periods with respect to such acceptance have expired and there are no pending challenges to such acceptance, (iii) the Land is formally taken into trust by the Secretary of the Interior, and (iv) the Governor of the State of Kansas has given his written concurrence to such acceptance.



                                   ARTICLE 2


                            ORGANIZATIONAL MATTERS



       2.1  FORMATION.  Pursuant to the Act, the Partners have formed a Delaware
            ---------
limited partnership under the laws of the State of Delaware. The rights and liabilities of the Partners shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Partner are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.


       2.2  NAME. The name of the Partnership shall be "Huron Gaming, LP." The
            ----
business of the Partnership may be conducted under that name or, upon compliance with applicable laws, any other name that the General Partners deem appropriate or advisable. The General Partners shall file any fictitious name certificates and similar filings, and any amendments thereto, that the General Partners consider appropriate or advisable.

       2.3  TERM. The Partnership will commence on the date hereof and will
            ----
continue until July 14, 2047, unless extended or sooner terminated as hereinafter provided. Notwithstanding the foregoing, unless both General Partners otherwise agree, in the event that the Effective Date does not occur within 24 months of the date hereof, this Agreement shall terminate and the General Partners shall dissolve the Partnership in accordance with the provisions hereof.

       2.4  PARTNERSHIP PROPERTY. No Partner, individually, shall have any
            --------------------
ownership of the Partnership's property.

       2.5  OFFICE AND AGENT. The Partnership shall continuously maintain an
            ----------------
office and registered agent in the State of Delaware as required by the Act. The principal office of the Partnership shall be as determined by the General Partners. The Partnership also may have such offices, anywhere within and without the State of Delaware, as the General Partners from time to time may determine. The registered agent shall be as stated in the Certificate or as otherwise determined by the General Partners.

       2.6  ADDRESSES OF THE PARTNERS. The respective names and addresses of the
            -------------------------
Partners are set forth on Exhibit A. The General Partners shall revise Exhibit A
                          ---------                                    ---------
from time to time as changes in the information on that Exhibit occur.


       2.7  PURPOSE OF PARTNERSHIP. The purpose of the Partnership is to engage
            ----------------------
in any lawful activity for which a limited partnership may be organized under the Act. Notwithstanding the foregoing, without the written consent of all of the Partners, the Partnership shall not engage in any business other than the following:

            (a) Purchasing the Land, and concurrently therewith, effecting a transaction with the Tribe to sell and leaseback the Land;

            (b) Obtaining all necessary licenses and approvals to develop and operate the Casino thereon;

            (c) Subsequent to the activities described in paragraphs (a) and (b) above, the business of developing, constructing, operating, contracting for the operation of and/or leasing other improvements at the Casino or such other property as may be acquired and/or leased by the Tribe in the State of Kansas to conduct gaming activities; and

            (d) Such other activities directly related to the foregoing businesses as may be necessary, advisable or appropriate to further the foregoing business.


                                   ARTICLE 3


                             CAPITAL CONTRIBUTIONS



       3.1  CONTRIBUTIONS BY GENERAL PARTNERS. Each General Partner shall
            ---------------------------------
contribute, and shall at all times maintain, a Capital Account equal to at least one-half of one percent (0.5%) of the aggregate Capital Accounts of the Partners. In the event that a General Partner's Capital Account no longer equals or exceeds such amount at the end of any quarter, such General Partner shall immediately make a Capital Contribution to the Partnership sufficient to cause such General Partner's Capital Account to equal such amount.


       3.2  INITIAL CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS. The Limited
            -------------------------------------------------
Partners shall make the following capital contributions in cash to the Partnership on the execution of this Agreement:


            HP                            $49.00
            NORAM                         $49.00

The foregoing contributions, together with the contributions made pursuant to
Section 0, are referred to herein as "Initial Capital Contributions."

       3.3  ADDITIONAL CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS.
            ----------------------------------------------------


           (a)  PURCHASE PRICE.  Within ten (10) business days following Trust
                --------------
Approval, Contract Approval and Bankruptcy Court Approval (or at such earlier time as may be necessary to obtain Bankruptcy Court Approval), each Limited Partner shall be obligated to contribute as additional Capital Contributions an amount equal to one-half of the Purchase Price, or if approved by the Board, the Partnership may obtain a loan in the amount of the Purchase Price. If requested or permitted by the bankruptcy court presiding over The Woodlands, at any time prior to the closing of the sale of the Land to the Tribe, each Limited Partner shall provide adequate, verifiable assurances of such Limited Partner's ability to fund such additional Capital Contribution. Notwithstanding anything to the contrary contained herein, it is the intention of the Partners that the following transactions shall occur simultaneously: (i) the Partnership's acquisition of the Land from the bankruptcy estate of The Woodlands; (ii) the Partnership's conveyance of the Land to the Tribe; and (iii) the Tribe's conveyance of title to the Land to the United States in trust for the benefit of the Tribe. Notwithstanding anything to the contrary contained herein, the Partnership shall not acquire the

Land from the bankruptcy estate of The Woodlands until the Board has determined that the transactions referenced in the foregoing sentence have been prepared for simultaneous closings.

          (b)  CONSTRUCTION COSTS.  To the extent that the Construction Loan (as
               ------------------
defined below) is insufficient to fund the development, construction and equipping of the Casino, each Limited Partner shall be obligated to contribute as additional Capital Contributions an amount equal to one-half of such shortfall when and as needed, as determined by the Board.

          (c)  BANKRUPTCY COSTS.  To the extent that Sunflower's Net Revenues
               ----------------
(as defined below) are insufficient to make any required payments to its bank creditors, each Limited Partner shall be obligated to contribute as additional Capital Contributions an amount equal to one-half of such shortfall when and as needed, as determined by the Board, which additional Capital Contributions shall be loaned or otherwise provided to Sunflower by the Partnership. For purposes of this Section, "Sunflower's Net Revenues" shall mean the total revenue received by Sunflower in connection with or from the operation of The Woodlands,
(i) less (A) amounts paid as or for prizes, and (B) total operating expenses of The Woodlands (excluding any fees paid to the HP General Partner or any Affiliate thereof, including, without limitation, Sunflower), as determined in accordance with generally accepted accounting principles, consistently applied, and (ii) plus the amount of any depreciation, amortization and interest expense which is included in total operating expenses. All additional Capital Contributions required or permitted by this Section 0 are referred to as "Additional Capital Contributions."

          (d)  NO FURTHER CONTRIBUTIONS.  Except as set forth in this Section 0
               ------------------------
or as may be explicitly agreed in writing by a Limited Partner and the Partnership, no Limited Partner shall be required to make any Additional Capital Contributions. The Board (including the affirmative vote of at least one NORAM representative) shall determine whether any Additional Capital Contributions are required, and the timing and amount of such Additional Capital Contributions.
If any Limited Partner fails to make an Additional Capital Contribution in accordance with this Section (the "Non-participating Partner Contribution"), then the other Limited Partner shall be entitled to contribute as an Additional Capital Contribution an amount equal to the Non-participating Partner Contribution. To the extent that any Limited Partner does not contribute its required share of Additional Capital Contributions, the Profit Percentage Interests shall be adjusted in accordance with Section 0.

       3.4  CAPITAL ACCOUNTS. The Partnership shall establish an individual
            ----------------
Capital Account for each Partner, including a separate capital account for North American Sports Management of Kansas, Inc. as a Limited Partner and as a General Partner. The Partnership shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).

       3.5  NO INTEREST ON OR WITHDRAWAL OF CAPITAL. No Partner shall be
            ---------------------------------------
entitled to receive any interest on such Partner's Capital Contributions. Except as otherwise provided by law, no Partner shall be entitled to withdraw or reduce its Capital Contribution or to demand or receive property other than cash in return for its Capital Contribution. No Partner shall have any obligation, upon winding up of the Partnership, to restore any deficit balance in its Capital Account for the benefit of the other Partners.

       3.6  THIRD PARTY LOANS. The Partnership may seek debt financing from
            -----------------
banks, savings and loan associations or other financial institutions from time to time if the General Partners determine that the Additional Capital Contributions are insufficient for the conduct of its business or if the General Partners otherwise determine in good faith that such financing is necessary or desirable ("Third Party Loans"), provided that
                                                                --------
subject to Section 0 hereof, no Partner shall be required to guarantee any Third Party Loan unless if such Partner agrees to do so. Third Party Loans may be secured by liens on the Partnership Property and shall have such other terms and conditions as may be determined and agreed upon by both General Partners.

       3.7  SHORT-TERM ADVANCES. Any Partner may, but shall be under no
            -------------------
obligation to, advance funds in excess of its obligation to make Initial Capital Contributions and Additional Capital Contributions ("Advances") in order to pay operational expenditures on a short-term basis in contemplation of income from operations or a disbursement of funds from Third Party Loans, if, in the judgment of the Board, payment of expenditures cannot or should not be delayed until such funds are obtained by the Partnership. Advances shall not constitute Initial Capital Contributions or Additional Capital Contributions, and the Board shall determine whether such Advances are required and the timing and amount of such Advances. Amounts funded by a Partner pursuant to this Section 0 shall bear interest at the Rate plus 200 basis points (but in no event greater than the maximum rate permitted under applicable law), and shall be repaid immediately upon receipt of funds contemplated to be received as provided above or from other Partnership assets as agreed by all of the Partners.

       3.8  DILUTION. In the event that either Limited Partner contributes its
            --------
required share of an Additional Capital Contribution and the other Limited Partner does not contribute its required share of such Additional Capital Contribution, the Profit Percentage Interests shall be recalculated such that
(a) the non-contributing Limited Partner's Profit Percentage Interest shall equal (i) one-hundred (100) multiplied by a fraction, the numerator of which shall equal the non-contributing Limited Partner's Capital Contribution and the denominator of which shall equal the total of all Capital Contributions by all Partners multiplied by 1.25, minus (ii) one percent; and (b) the Profit Percentage Interest of the contributing Limited Partner shall equal (x) the result obtained by subtracting the non-contributing Limited Partner's revised Profit Percentage Interest from 100, minus (y) one percent. Each Partner acknowledges and agrees that the remedies described in this Section bear a reasonable relationship to the damages that the Partners estimate may be suffered by the Partnership and the contributing Limited Partner by reason of the failure of a Limited Partner to make an Additional Capital Contribution.

                                   ARTICLE 4

                 ACQUISITION, LEASING AND DEVELOPMENT OF LAND;
                          TRANSACTIONS WITH THE TRIBE



       4.1  NORAM'S EXPENSES. The parties acknowledge that NORAM has provide HP
            ----------------
with documentation to determine the verifiable amount of actual, out-of-pocket expenses (excluding any overhead costs or charges) that NORAM has incurred as of the date of this Agreement with respect to (i) negotiating its business relationship with the Tribe and (ii) efforts to establish a tribal gaming facility in the State of Kansas ("NORAM's Verifiable Expenses"). Upon the execution of this Agreement, HP shall pay NORAM the sum of five hundred thousand dollars ($500,000) (the "Initial Payment"). Within ten (10) business days after the date of this Agreement, HP shall have the right to request, in writing, additional information and/or documentation as necessary to determine NORAM's Verifiable Expenses, and NORAM shall provide all such information or documentation in NORAM's possession to HP within ten (10) business days after receipt of HP's written request for additional information. Within ten (10) business days after the date of this Agreement, HP shall provide NORAM with appropriate documentation to determine the amount of actual, out-of-pocket expenses (excluding any overhead costs or charges) that HP has incurred as of the date of this Agreement with respect to (i) negotiating its business relationship with NORAM and the Tribe and (ii) efforts to establish a tribal gaming facility in the State of Kansas ("HP's Expenses"). Within ten (10) business days after receipt of such documentation, NORAM shall have the right to request, in writing, additional information and/or documentation as necessary to determine HP's Expenses, and HP shall provide all such information or documentation in HP's possession to NORAM within ten (10) business days after receipt of NORAM's written request for additional information.

       Within forty-five (45) business days after the date of this Agreement, or (if later) within five (5) business days after both parties have received all additional information and documentation requested hereunder, HP shall pay NORAM one-half of the amount, if any, by which NORAM's Verifiable Expenses exceeds the sum of HP's Expenses and five hundred thousand dollars ($500,000) (such payment, if any, an "Equalization Payment"). All of the payments and expenses described in this Section shall constitute Capital Contributions by the relevant parties hereunder. The Initial Payment and the Equalization Payment, if any, shall be treated as contributed by HP to the Partnership and distributed by the Partnership to NORAM.

       4.2  PLAN OF REORGANIZATION; ACQUISITION OF LAND.
            -------------------------------------------

            4.2.1  CONDITIONS PRECEDENT.  HP and NORAM shall cooperate in
                   --------------------
developing a plan of reorganization for The Woodlands which shall be proposed to the bankruptcy court. Prior to submission of a plan of reorganization to the bankruptcy court, the Partners shall use their best efforts to negotiate and finalize the terms of the sale of the Land to the Tribe whereby the Partnership, upon acquiring the Land from the bankruptcy estate of The Woodlands, will sell the Land to the Tribe, on the terms set forth in Section 0 hereof. Such plan of reorganization shall provide, among other things, for the Partnership to acquire the Land from the bankruptcy estate of The Woodlands, and subject to Section 0 hereof, the Partnership's subsequent sale of the Land to the Tribe upon satisfaction of the following conditions: (i) Bankruptcy Court Approval; (ii) Trust Approval; and (iii) Contract Approval.

            4.2.2  SECURING REQUIRED APPROVALS. HP shall use its best efforts to
                   ---------------------------
obtain Bankruptcy Court Approval as soon as practicable following the date hereof. The Partners shall use their best efforts to assist the Tribe in obtaining Trust Approval, Contract Approval and Compact Approval as soon as practicable following execution of this Agreement.

       4.3  SALE OF LAND TO THE TRIBE; TERMS OF NOTE. As soon as practicable
            ----------------------------------------
after satisfaction of the conditions precedent set forth in Section 0 hereof, and simultaneously with the Partnership's acquisition of the Land from the bankruptcy estate of The Woodlands, the Partnership shall convey all right, title and interest in the Land to the Tribe, free and clear of any liens or encumbrances, in consideration of a recourse promissory note in the principal amount of no more than Twenty-Nine Million Dollars (the "Land Purchase Note"). Simultaneously with the Partnership's acquisition of the Land and conveyance of same to the Tribe, the Tribe shall convey title to the Land to the United States in trust for the benefit of the Tribe for gaming purposes pursuant to Section 20 of IGRA. The property and structures of the Land will not be stripped of FF&E and will be delivered to the Tribe in the same condition as the Land is purchased by the Partnership from the bankruptcy estate of The Woodlands. The Land Purchase Note shall contain such terms and provisions as are approved by the Board, including, without limitation, terms and conditions that are customary or appropriate for transactions involving unsecured land sales.

       4.4  LEASE OF THE LAND. As a condition to, and concurrently with, the
            -----------------
sale of the Land to the Tribe and the Tribe's conveyance of title to the Land to the United States in trust for the benefit of the Tribe for gaming purposes, the Tribe shall lease the Land to the Partnership (the "Lease") for a term ending fifteen (15) years later (the "Lease Termination Date"). On the date on which the Casino commences operations, the Partnership shall sublease the Land to the Tribal Gaming Corporation until the Lease Termination Date. Such Lease and sublease shall contain such other terms and conditions as are, in the judgment of the Board, customary for such documents and permitted by applicable law.

       4.5  CONSTRUCTION LOAN. In order to fund the development, construction
            -----------------
and equipping of the Casino ("Construction Activities"), the Partnership shall obtain a loan in the amount of the full costs of such construction and development, with such costs being reasonably estimated by the Tribal Gaming Corporation and approved by the General Partners (the "Construction Loan"). Each of the Limited Partners agrees to guarantee one-half of the Construction Loan. Upon Contract Approval, the Partnership shall loan the entire amount of the Construction Loan to the Tribal Gaming Corporation (the "Tribal Construction Loan"). The Tribal Construction Loan shall be evidenced by a promissory note executed by the Tribal Gaming Corporation and shall contain such terms and conditions as are determined by the Board, provided, however, that (a) the Tribal Construction Loan shall be amortized over the same period as the Construction Loan, with the first payment due on the first day of the month following the month in which the Casino is open to the general public, and (b) the Tribal Construction Loan shall be secured by furniture, fixtures and equipment and by "Available Distributable Cash" (as defined below) of the Casino. "Available Distributable Cash" shall mean the cash flow of the Casino after (i) payment of operating expenses of the Casino, calculated in accordance with generally accepted accounting principles, consistently applied, (ii) establishment of a reasonable reserve for the Casino's operating and contingent needs, and (iii) rental payments to the Tribe under the Lease. The Partnership and the Tribal Gaming Corporation shall enter into such agreements and instruments as are necessary and appropriate to evidence the Tribal Construction Loan and the security interest related thereto. The Tribal Gaming Corporation shall pay interest on the Tribal Construction Loan as an operating expense of the Casino, and the principal of the Tribal Construction Loan shall be repaid solely from the Available Distributable Cash of the Casino; subject to the foregoing, no assets or revenue of the Tribe shall be used to repay the Tribal Construction Loan.

       4.6  CONSTRUCTION. NORAM shall cause CED Construction, Inc. ("CED") to
            ------------
act as construction manager for the alterations and improvements required to establish and operate the Casino. In consideration of its services, CED shall be reimbursed for its actual, out-of-pocket expenses paid to third parties (excluding overhead, salaries and employee benefits). The Partners shall jointly consult with the Tribal Gaming Corporation on the establishment of a mutually acceptable budget with respect to such alterations and improvements and on the selection of a general contractor for such construction.

       4.7  CONSULTING AGREEMENT. Prior to the sale of the Land to the Tribe,
            --------------------
the Partnership shall enter into a consulting agreement with the Tribal Gaming Corporation (the "Consulting Agreement"), pursuant to which the Partnership shall provide the Tribal Gaming Corporation with such consulting services as the Tribal Gaming Corporation shall reasonably request in connection with the development, construction, renovation, management, operation and maintenance of the Casino. The Consulting Agreement shall include such provisions as the Board shall agree upon (including, without limitation, the right of the Partnership to provide consulting services to the Tribe at any other casinos owned by the Tribe in the State of Kansas), provided, however, that the Partnership's compensation under the Consulting Agreement shall be $1.00 annually.

       4.8  OPERATIONS. The Tribal Construction Loan, or such other agreements
            ----------
between the Partnership and the Tribe and/or the Tribal Gaming Corporation, shall provide that the Tribe or the Tribal Gaming Corporation and the Partnership will continue operating mutually acceptable pari-mutuel greyhound and horse racing schedules. Such agreement between the Partnership and the Tribe and/or the Tribal Gaming Corporation shall further provide that (i) such racing will occur on trust land, (ii) the revenue generated in connection with such racing shall be deemed to be revenue of the Casino, and (iii) the expenses associated with such racing shall be deemed operating expenses of the Casino and shall be accounted for under the appropriate terms and provisions of the agreement governing the Construction Loan. Upon approval of the Tribe's lease of the Land to the Partnership, the Tribe and the Partnership shall jointly make all decisions with respect to all development activities relating to the Land.

       4.9  GENERAL MANAGER. As between the Partners, the HP General Partner
            ---------------
shall at all times have the right to make recommendations to the Tribal Gaming Corporation regarding the on-site general manager of the Casino, who shall at all times be an employee of the Tribal Gaming Corporation and whose salary and benefits will be considered operating expenses of the Casino. Such general manager shall be responsible for the day-to-day management of the operations of the Casino and shall make all the decisions required to be made regarding the day-to-day administration, supervision, management and control of the operations of the Casino.

       4.10 OTHER GAMING FACILITIES. The Partners acknowledge that the Tribe may
            -----------------------
receive the right to conduct gaming and ancillary activities within the State of Kansas at locations in lieu of or in addition to The Woodlands. In consideration of the agreements contained herein, each of NORAM and HP hereby agrees that the other shall have the right to participate, as a joint venture partner on a 50/50 basis (or such different percentage based on the financial contribution of such partner to such other project), in developing, operating or financing any other Indian gaming facility in the State of Kansas with any Indian nation or tribe (including, without limitation, any location other than The Woodlands within the State of Kansas for which NORAM or any of its Affiliates receives or has the right to receive an economic interest therein), on terms that are substantially similar to the terms contained herein, or in the alternative, each of NORAM and HP shall have the right to share in the proceeds obtained by the other or any of its Affiliates in the event that such Partner or such Affiliates decide to transfer its right to receive an economic interest in such other location.


                                   ARTICLE 5


                   ALLOCATIONS OF NET PROFITS AND NET LOSSES



       5.1  ALLOCATIONS OF INCOME AND NET PROFITS. After giving effect to the
            -------------------------------------
 special allocations set forth in Sections 0 and 0 hereof, Net Profits shall be allocated in accordance with the Partners' Profit Percentage Interests, which shall initially be as follows:


                 HP                            43.167%
                 HP General Partner            00.50%
                 NORAM                         55.833%
                 NORAM General Partner         00.50%


The foregoing Profit Percentage Interests shall be subject to adjustment from time to time upon the admission of new Partners or in accordance with Section 0.

       5.2  ALLOCATIONS OF NET LOSSES. After giving effect to the special
            -------------------------
allocations set forth in Sections 0 and 0 hereof, Net Losses shall be allocated to the Partners as follows:

            5.2.1  CHARGEBACKS. Net Losses shall first be allocated to the
                   -----------
Partners in proportion to and to the extent allocations of Net Profits with respect to which no prior allocation has been made pursuant to this Section 0.

            5.2.2  POSITIVE CAPITAL ACCOUNTS. Net Losses shall next be allocated
                   -------------------------
to the Partners in proportion to and to the extent of their positive Capital Account balances.

            5.2.3  PROFIT PERCENTAGE INTERESTS. Except as provided in Section 0,
                   ---------------------------
Net Losses shall then be allocated to the Partners in proportion to their Profit Percentage Interests; provided, however, that Net Losses shall not be allocated to a Limited Partner if such allocation would create or increase an Adjusted Capital Account Deficit and any such Net Losses shall instead be allocated to the General Partners in proportion to their Profit Percentage Interests. To the extent that Net Losses that would have been allocated to the Limited Partners but for the proviso in the preceding sentence have instead been allocated to the General Partners, Net Profits shall thereafter be allocated to the General Partners prior to any other allocation of Net Profits pursuant to Section 0.

       5.3  SPECIAL ALLOCATIONS.
            -------------------

            5.3.1  PARTNER NONRECOURSE DEDUCTIONS. Any Partner Nonrecourse
                   ------------------------------
Deductions for any Fiscal Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt or other liability to which such Partner Nonrecourse Deductions or other deductions are attributable in accordance with Regulations Section 1.704-2(i) and Regulations Section 1.704-1(b).

            5.3.2  NONRECOURSE DEDUCTIONS REFERABLE TO LIABILITIES OWED TO NON-
                   -----------------------------------------------------------
PARTNERS.  Any Nonrecourse Deductions for any Fiscal Year and any other
--------
deductions or losses for any Fiscal Year referable to a liability owed by the Partnership to a Person other than a Partner for which no Partner bears the economic risk of loss shall be specially allocated to the Partners in proportion to their Profit Percentage Interests.

            5.3.3  PARTNER MINIMUM GAIN CHARGEBACK. Except as otherwise provided
                   -------------------------------
in Regulation Section 1.704-2(i)(4), notwithstanding any other provision of this
Article 0, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain (as defined in Regulations Section 1.704-2(i)(2)) attributable to a Partner Nonrecourse Debt during any Fiscal Year, each Partner who has a share of the Partner Nonrecourse Minimum Gain attributable to such Partner Nonrecourse Debt (which share shall be determined in accordance with Regulations Section 1.704-2(i)(5)) shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that portion of such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4) and 1.704-2(j)(2). This Section 0 is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

            5.3.4  MINIMUM GAIN CHARGEBACK. Except as otherwise provided in
                   -----------------------
Regulations Section 1.704-2(f), notwithstanding any other provision of this
Article 0, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, in subsequent Fiscal Years) in an amount equal to the portion of such Partner's share of the net decrease in Partnership Minimum Gain which share of such net decrease shall be determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.70 4-2(f)(6) and 1.704-2(g)(2). This Section 0 is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

            5.3.5  QUALIFIED INCOME OFFSET. In the event a Limited Partner
                   -----------------------
unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) or any other event creates an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate such excess deficit balance as quickly as possible. This
Section 0 is intended to comply with the qualified income offset requirement contained in Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

       5.4  CURATIVE ALLOCATIONS. The allocations set forth in Section 0 hereof
            --------------------
(the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 0. Therefore, notwithstanding any other provision of this Article 0 (other than the Regulatory Allocations), the Partners shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, a Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of this Agreement and all Partnership items were allocated pursuant to Sections 0 and 0.

       5.5  APPLICATION OF SECTION 704(c) PRINCIPLES. Notwithstanding the
            ----------------------------------------
preceding sections of this Article 0:

           (a) Section 704(c) of the Code shall apply to the allocation of items of income, gain, deduction and loss related to contributed property having a tax basis at the time of contribution that differs from its fair market value; and

           (b) Regulations Section 1.704-1(b)(2)(iv)(f) shall apply to the items of income, gain, deduction and loss related to property the book value of which is adjusted pursuant to that Regulations Section.

       5.6  ALLOCATION OF EXCESS NON-RECOURSE LIABILITIES. For purposes of
            ---------------------------------------------
Section 752 of the Code and Section 1.752-3(a)(3) of the Regulations, "excess non-recourse liabilities" shall be allocated among the Partners in accordance with their Profit Percentage Interests.

       5.7  ALLOCATION OF NET PROFITS AND LOSSES IN RESPECT OF A TRANSFERRED
            ----------------------------------------------------------------
INTEREST.  If any Partnership Interest is Transferred, or is increased or
--------
decreased by reason of the admission of a new Partner, Additional Capital Contributions or otherwise, during any Fiscal Year of the Partnership, each item of income, gain, loss, deduction or credit of the Partnership for such Fiscal Year shall be allocated among the Partners by the Board in accordance with any method permitted by Section 706(d) of the Code and the applicable Regulations in order to take into account the Partners' varying Profit Percentage Interests during the Year.

       5.8  OBLIGATIONS OF PARTNERS TO REPORT ALLOCATIONS. The Partners hereby
            ---------------------------------------------
agree to be bound by the provisions of this Agreement in reporting their shares of Partnership income and loss for income tax purposes.



                                   ARTICLE 6


                                 DISTRIBUTIONS



       6.1  DISTRIBUTION OF ASSETS BY THE PARTNERSHIP. Subject to applicable law
            -----------------------------------------
and any limitations contained elsewhere in this Agreement, no distribution shall be made if, after giving effect to the distribution, (a) the Partnership would not be able to pay its debts as they become due in the usual course of business, or (b) the Partnership's total assets would be less than the sum of its total liabilities.

       6.2  CASH PROCEEDS. Subject to Section 0 and except for amounts, if any,
            -------------
that may be reserved for debt service obligations as determined by the Board, cash proceeds of the Partnership, including, without limitation the profit participation interests of the Partnership in the Casino, shall be distributed within thirty (30) days after the end of each calendar quarter to the Partners in proportion to their respective Profit Percentage Interests.

       6.3  PERSONS TO RECEIVE DISTRIBUTION. All distributions shall be made to
            -------------------------------
the Persons who, according to the books and records of the Partnership, are the holders of record of the Economic Interests in respect of which such distributions are made on the actual date of distribution. Neither the Partnership nor any Partnership Person shall incur any liability for making distributions in accordance with this Section 0.

       6.4  FORM OF DISTRIBUTION. A Partner, regardless of the nature of the
            --------------------
Partner's Capital Contribution, has no right to demand and receive any distribution from the Partnership in any form other than money. No Partner may be compelled to accept from the Partnership a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Partners.

       6.5  WITHHOLDING ON DISTRIBUTIONS. Each Partner consents and agrees that
            ----------------------------
the Partnership may deduct and withhold amounts for tax or other obligations of such Partner on any amount distributed or allocated by the Partnership to such Partner, and to any assignee of a Partner's Partnership Interest (or the related Economic Interest), if the Partnership believes in good faith that it is required by law to do so. All amounts so withheld with respect to such Partner, substitute Partner, or Economic Interest Owner shall be treated as amounts distributed to such Person pursuant to Section 0 or 0 for all purposes under this Agreement. In addition, the affected Partner, substitute Partner or Economic Interest Owner shall, immediately upon demand, reimburse the Partnership for any such amounts so withheld to the extent not deducted from a distribution.

       6.6  RETURN OF DISTRIBUTIONS. Except for distributions made in violation
            -----------------------
of the Act or this Agreement, no Partner or Economic Interest Owner shall be obligated to return any distribution to the Partnership or pay the amount of any distribution for the account of the Partnership or to any creditor of the Partnership. The amount of any distribution returned to the Partnership by a Partner or Economic Interest Owner or paid by a Partner or Economic Interest Owner for the account of the Partnership or to a creditor of the Partnership for the account of the Partnership shall be added to the account or accounts from which it was subtracted when it was distributed to the Partner or Economic Interest Owner.


                                   ARTICLE 7


                                   PARTNERS



       7.1  LIMITED LIABILITY. Except as required under the Act or as expressly
            -----------------
set forth in this Agreement, no Limited Partner shall be personally liable for any debt, obligation or liability of the Partnership, whether that liability or obligation arises in contract, tort or otherwise.

       7.2  ADMISSION OF ADDITIONAL PARTNERS. No additional Partners shall be
            --------------------------------
admitted unless approved by Partners holding a Super Majority Interest. No additional Partner shall become a Partner until such additional Partner has made any required Capital Contribution and has become a party to this Agreement by executing a signature page agreeing to the terms and provisions hereof, and substitute Partners may only be admitted in accordance with Article 0.

       7.3  TRANSACTIONS WITH THE PARTNERSHIP. A Partnership Person or any
            ---------------------------------
Affiliate may lend money to and transact other business with the Partnership only in accordance with this Agreement or with the prior approval of holders of a majority of the Profit Percentage Interests held by the disinterested Partners after full disclosure of the Partner's involvement. Subject to other applicable law, such Partner has the same rights and obligations with respect thereto as a person who is not a Partner.

       7.4  POWERS OF LIMITED PARTNERS. Pursuant to Article 0, the management of
            --------------------------
the Partnership is vested in the General Partners. Except as otherwise provided in this Agreement, no Limited Partner shall (in that capacity) take part in, or interfere in any manner with, the management or control of the business of the Partnership, transact any business for the Partnership, or have the right, power or authority to act for, sign for, or bind the Partnership in any way.

       7.5  VOTING RIGHTS.
            -------------

            7.5.1  GENERAL RULE. Except as expressly provided in this Agreement,
                   ------------
the Certificate or the Act, Limited Partners shall have no voting, approval or consent rights. Except as otherwise expressly provided in this Agreement, in all instances in which a vote, approval, consent or agreement of the Limited Partners is required, a vote, approval or consent of both Limited Partners or, if there are more than two Limited Partners, by a Super Majority Interest (or, in instances in which there are Defaulting Limited Partners or an assignment of a Partnership Interest, non-Defaulting Limited Partners or Limited Partners who are not assignors of a Partnership Interest, respectively, who hold eighty (80%) of the Profit Percentage Interests held by all such non-Defaulting or non-assigning Partners) shall be required.

            7.5.2  MEETINGS OF PARTNERS. No annual or regular meetings of
                   --------------------
Partners are required. A meeting of the Partners may be called by either General Partner or by either Limited Partner. Meetings of Partners may be held at such date, time and place within or without the State of California as the General Partners may fix from time to time. Notice of any meeting shall be given in accordance with Section 222 of the Delaware General Corporation Law. At any Partners' meeting, a duly authorized officer of one of the General Partners shall preside at the meeting and shall designate an officer or representative of the other General Partner to act as secretary of the meeting. The secretary of the meeting shall prepare minutes of the meeting, which shall be placed in the minute books of the Partnership. Any action that may be taken at a meeting of Partners may be taken without a meeting, if a consent in writing setting forth the action so taken, is signed and delivered to the Partnership by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Partners entitled to vote on that action at a meeting were present and voted. All such consents shall be filed with the Partnership and shall be maintained in the Partnership records. Partners may participate in any Partners' meeting through the use of any means of conference telephones or similar communications equipment as long as all Partners participating can hear one another. A Partner so participating is deemed to be present in person at the meeting.

            7.5.3  PROXIES. Every Partner entitled to vote at a meeting may
                   -------
authorize another person or persons to act by proxy with respect to his, her or its Partnership Interest. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the Partner executing it prior to the vote pursuant thereto, except as otherwise herein provided. Suchrevocation may be effected by a writing delivered to the Partnership stating that the proxy is revoked or by a subsequent proxy executed by the Partner executing the prior proxy and presented at the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. A proxy is not revoked by the death or incapacity of the Partner unless, before the vote is counted, written notice of such death or incapacity is received by the Partnership. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.


       7.6  WITHDRAWAL, RESIGNATION AND RETIREMENT. Except as required by law,
            --------------------------------------
no Partner may withdraw, resign or retire from the Partnership without the express consent of both General Partners, or if there are more than two General Partners, by a majority of such General Partners.

       7.7  REGULATORY COMPLIANCE.  The Partners hereby agree to use their best
            ---------------------
efforts to cooperate with each other in obtaining and maintaining applicable gaming and other regulatory approvals.



                                   ARTICLE 8

                   MANAGEMENT AND CONTROL OF THE PARTNERSHIP


       8.1  MANAGEMENT OF THE PARTNERSHIP BY THE GENERAL PARTNERS.
            -----------------------------------------------------



            8.1.1  EXCLUSIVE MANAGEMENT BY THE GENERAL PARTNERS. Subject to the
                   --------------------------------------------
provisions of the Certificate and this Agreement, the business, property and affairs of the Partnership shall be managed, and all powers of the Partnership shall be exercised, by or under the direction of the Board acting through the General Partners. Notwithstanding the foregoing, each General Partner hereby covenants and agrees that it shall not (i) take any actions in contravention of this Agreement or (ii) sign any documents or take any other actions on behalf of the Partnership unless and until the Board has approved such action.


            8.1.2  LIMITATION ON OFFICERS OF THE GENERAL PARTNERS. No officer of
                   ----------------------------------------------
a General Partner, acting solely in such capacity and without the approval or authorization of the Board, shall have any signing authority with respect to any matters on behalf of the Partnership, including without limitation the authority to endorse checks, drafts and other evidences of indebtedness made payable to the order of the Partnership or to sign checks, drafts and other instruments obligating the Partnership to pay money, or sign agreements or other documents.

       8.2  BOARD OF DIRECTORS.
            ------------------

            8.2.1  NUMBER, TERM, AND QUALIFICATIONS OF DIRECTORS. The
                   ---------------------------------------------
Partnership shall initially have a Board of Directors (the "Board") consisting of two representatives of each of the General Partners (each a "Director"). The authorized number of Directors constituting the Board shall be fixed from time to time by the affirmative vote or written consent of both General Partners; provided, however, that in no event may the authorized number of Directors be
--------  -------
reduced except if a Director has been removed or has resigned as provided for in this Agreement and the General Partners do not desire to elect a substitute Director to succeed such removed or resigned Director. Unless a Director resigns or is removed, each Director shall hold office for a term commencing on the date of election (or in the case of the current Directors, commencing on the date hereof) and expiring upon the earlier of (i) the date on which such Director is removed, (ii) the date on which such Director resigns or becomes disabled and unable to serve, or (iii) the election and qualification of such Director's successor. A Director need not be an officer of a General Partner. Each General Partner agrees to be bound by the actions and agreements taken or entered into by the Partnership that have been approved by the Board.


            8.2.2  DESIGNATION OF DIRECTORS. Initially, the Directors shall be
                   ------------------------
Alan Ginsburg, G. Michael Finnigan, Bruce Rimbo and an individual to be designated by NORAM (which individual shall take office only after complying, in the reasonable discretion of HP, with the background investigation required by applicable gaming authorities). At all times, each of the General Partners shall have the right to designate and appoint fifty percent (50%) of the authorized number of Directors, provided, however, that a General Partner shall forfeit
                     --------  -------
such right in the event that the Limited Partner associated with such General Partner fails to make the Capital Contributions or Additional Capital Contributions required by this Agreement, and provided, further, that each
                                              --------  -------
designee of a General Partner shall not be a Noncomplying Person (as defined below). The Partners agree to take any action necessary to ensure that the Certificate does not conflict with the foregoing provision.

            8.2.3  RESIGNATION. Any Director may resign at any time by giving
                   -----------
written notice to the General Partners and remaining Directors without prejudice to the rights, if any, of the Partnership under any contract to which the Director is a party. The resignation of any Director shall take effect upon receipt of that notice or at such later time as shall be specified in the notice; and, unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective. A Director who has an incapacity shall be deemed to have resigned. For purposes of this Section 0, "incapacity" shall mean, as to any Director, (i) the death or adjudication or incompetence or insanity in the case of a natural person, (ii) the inability of a Director to fulfill his obligations under this Agreement because of injury or physical or mental illness and such incapacity shall exist for ninety (90) working days in the aggregate during any consecutive twelve (12) month period, or (iii) the Bankruptcy of such Director. The resignation of a Director shall not by itself constitute a withdrawal of a Partner.

            8.2.4  REMOVAL  Any single Director may be removed at any time
                   -------
and for any reason by the General Partner which designated such Director, provided that if the Limited Partner associated with a General Partner fails to
--------
make the Capital Contributions or Additional Capital Contributions required by this Agreement, such General Partner shall forfeit the foregoing right and the other General Partner shall be entitled to remove any of the Directors designated by such defaulting General Partner. Any removal shall be without prejudice to the rights, if any, of the Director and the Partnership under any employment contract and, if the Director is also a Partner, shall not affect the Director's rights as a Partner or constitute a withdrawal of a Partner, except as otherwise provided in this Agreement or any other contract with such Partner.

            8.2.5 VACANCIES. Any vacancy occurring for any reason in the number
                  ---------
of Directors may be filled by the General Partner entitled to designate and appoint the departing Director, or, if such General Partner does not act within thirty (30) days of notice of such vacancy, by a majority of the remaining Directors subject to the right of such General Partner to remove the replacement selected by the remaining Directors in favor of its own replacement.

            8.2.6  MEETINGS. Meetings of the Board may be called by any
                   --------
Director or officer of the Partnership. All meetings shall be held upon four (4) days notice by mail or seventy-two (72) hours notice delivered personally or by telephone, telegraph or facsimile. A notice need not specify the purpose of any meeting. Notice of a meeting need not be given to any Director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Director. All such waivers, consents and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment shall be given prior to the time of the adjourned meeting to the Directors who are not present at the time of the adjournment. Meetings of the Board may be held at any place within or without the State of California that has been designated in the notice of the meeting or at such place as may be approved by the Board. Directors may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another. Participation in a meeting in such manner constitutes a presence in person at such meeting. A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business, and every act or decision done or made with the approval of at least a majority of the number of Directors present at a meeting duly held at which a quorum is present, is the act of the Board. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors. Any action required or permitted to be taken by the Board may be taken by the Board without a meeting, if such action is approved in writing by all the Directors. Such action by written consent shall have the same force and effect as a determination of the Board.


            8.2.7  CERTAIN MATTERS RESERVED TO THE BOARD. In addition to such
                   -------------------------------------
other matters as are submitted to the Board, the Partnership shall be authorized to undertake the following matters only if such matter has been approved by the
Board:

                 (a) Any transaction outside the ordinary course of the Partnership's business;

                 (b) The approval of any and all loans obtained by the Partnership (other than ordinary course trade credit);

                 (c) The loaning of any money by the Partnership or the guaranty by the Partnership of any obligation of a third party (other than in the ordinary course of the Partnership's business);

                 (d) Institution, settlement or compromise of any claim or litigation in excess of $5,000;

                 (e) The expenditure of any amount for capital items in excess of $5,000, either individually or with respect to a group of related items;

                 (f) The incurring of any obligation or entering into any contract or agreement that by its terms (i) will not or is not reasonably expected to be fully performed or completed within six (6) months after it is incurred or entered into or (ii) involves an expenditure of more than $5,000;

                 (g)  The hiring of any employees or professionals;

                 (h)  Entering into any contract with a Partner or an
Affiliate of a Partner or as to which a Partner would have a conflict of interest or any other contract that is not "arms-length", and notwithstanding anything contained herein, with respect to any such contract, the declaration of default, institution or settlement of a claim with respect thereto, waiver of Partnership rights against any party thereto, or consent to assignment of rights or delegation of duties by the other party thereto, shall be within the exclusive authority (by majority vote) of the Directors who are not associated with the General Partner that has the conflict of interest; provided, however,
                                                            --------  -------
that all such non-arms-length contracts shall be at competitive rates and provide for competitive terms;


                 (i) The determination and timing of distributions hereunder;


                 (j) The determination as to whether Additional Capital Contributions are required or permitted, and the amount and timing thereof;


                 (k) The acquisition of an equity interest in any other Person or the issuance of any additional equity interest in the Partnership;

                 (l) The making of any federal or state income tax elections or choices of methods of reporting income or loss for federal or state income tax purposes;

                 (m) Any matter having to do with the kind, amount and terms of insurance carried by the Partnership; and

                 (n) The adoption of a budget for operating the Partnership and any material modification thereof.

       8.3  OFFICERS
            --------

            8.3.1  APPOINTMENT OF OFFICERS.  The Board may appoint officers at
                   -----------------------
any time. The officers of the Partnership, if deemed necessary by the Board, may include a Chairperson, President, Vice President, Construction and Regulatory Matters (to be designated by the NORAM General Partner), Vice President, Operations (to be designated by the HP General Partner), Secretary and Treasurer. Initially, Alan Ginsburg shall serve as President, Bruce Rimbo as Vice President, Operations, and Secretary, and G. Michael Finnigan as Treasurer. In addition, an individual designated by NORAM shall serve as Vice President, Construction and Regulatory Matters, provided that such individual shall have complied, in the reasonable discretion of HP, with the background investigation required by applicable gaming authorities. Until such designation, Alan Ginsburg shall serve as Vice President, Construction and Regulatory Matters. The officers shall serve at the pleasure of the Board, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. The officers shall have such duties and powers as are approved by the Board. The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Board.


            8.3.2  REMOVAL, RESIGNATION AND FILING OF VACANCY OF OFFICERS.  Any
                   ------------------------------------------------------
officer may be removed, either with or without cause, by the Board at any time. Any officer may resign at any time by giving written notice to the Board. Any resignation or removal is without prejudice to the rights, if any, of the parties under any contract to which the officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

            8.3.3  ACTS OF OFFICERS AS CONCLUSIVE EVIDENCE OF AUTHORITY. Any
                   ----------------------------------------------------
note, mortgage, evidence of indebtedness, contract, certificate, statement, conveyance or other instrument in writing, and any assignment or endorsement thereof, executed or entered into between the Partnership and any other Person, when signed by any two officers (one representing each of the General Partners and one of which must be the President or the Chief Financial Officer or Treasurer of the Partnership), is not invalidated as to the Partnership by any lack of authority of the signing officer(s) in the absence of actual knowledge on the part of the other Person that the signing officer(s) had no authority to execute the same.

            8.3.4  SIGNING AUTHORITY OF OFFICERS   Subject to any restrictions
                   -----------------------------
imposed by the Board: (a) any officer, acting alone, is authorized to endorse checks, drafts, and other evidences of indebtedness made payable to the order of the Partnership, but only for the purpose of deposit into the Partnership's accounts; and (b) all checks, drafts, and other instruments obligating the Partnership to pay money (i) in an amount up to $1,000 may be signed by any one officer acting alone and (ii) in an amount in excess of $1,000 must be signed by any two officers acting together.

            8.4  LIMITATIONS ON THE BOARD'S AUTHORITY. Notwithstanding the
                 ------------------------------------
foregoing, the Board shall not, without the written consent of both Limited Partners, which consent shall not be unreasonably delayed or withheld:

            (a) do any act in contravention of this Agreement in its present form or as amended;

            (b)  confess a judgment against the Partnership;

            (c) cause the Partnership to enter into any arrangement with itself or any of its affiliates or other related entities as principal on terms less favorable to the Partnership as would be obtained from an unaffiliated third party;

            (d) dissolve the Partnership except in accordance with Article 0 hereof;

            (e)  change the nature of the business of the Partnership (provided,
                                                                       ---------
however, that to the extent agreed to by both General Partners, the Partnership
-------
may determine to undertake additional businesses at the Casino);

           (f) restrict the rights of any Economic Interest Owner under this Agreement.


       8.5  REMUNERATION AND REIMBURSEMENT OF PARTNERS. Except as otherwise
            ------------------------------------------
authorized in, or pursuant to, this Agreement, no Partner is entitled to remuneration for acting on behalf of the Partnership or in connection with the Partnership's business.

       8.6  BUDGETS. The Board shall prepare an initial capital budget and
            -------
annual capital and operating budgets and operating plans for the Casino, for each fiscal year, which annual budgets and plans shall be delivered to the Partners for informational purposes.

       8.7  BANK ACCOUNTS.  All funds of every kind and nature received by the
            -------------
Partnership, including capital contributions, loan proceeds, and operating receipts shall be deposited in such bank accounts in the name of the Partnership as shall be determined from time to time by the Board. Partnership funds shall not be commingled with funds of any Partner or others.

       8.8  INSURANCE. The General Partners shall, or shall cause the Tribe to,
            ---------
procure and maintain in full force and effect insurance on the Casino, including liability, fire, extended property and business interruption insurance, naming the Partnership and the General Partners as insureds thereunder (the terms and coverage amounts of which shall be that customary in the industry). The Partnership shall procure and maintain any additional insurance coverage required by applicable ordinances or written order.

       8.9  PLEDGE OF ASSETS.  Notwithstanding anything to the contrary in this
            ----------------
Agreement, the Partners hereby acknowledge that HP and the HP General Partner are obligated to and will pledge their respective Partnership Interests in connection with certain existing credit agreements of HP (the "Credit Agreement"), and such pledge shall not constitute a breach of any of HP or HP General Partner's obligations hereunder. In addition, in the event that HP becomes the owner of more than fifty percent (50%) of all Profit Percentage Interests, (i) the Partners hereby acknowledge that, pursuant to the Credit Agreement, the Partnership will be required to pledge all of the Partnership's assets to secure

HP's obligations under the Credit Agreement (although none of the Partnership's assets will be pledged without the prior written consent of NORAM, which consent shall not be unreasonably withheld), and (ii) each of the Partners hereby agrees to negotiate in good faith and to use its best efforts to permit HP and the Partnership to comply with the foregoing requirement of the Credit Agreement.


                               ARTICLE 9


                     TRANSFER AND ASSIGNMENT OF INTERESTS



       9.1  RESTRICTIONS ON TRANSFER; TRANSFERS OF ECONOMIC INTERESTS.  No
            ---------------------------------------------------------
Partner may Transfer its Partnership Interest or Economic Interest in the Partnership, in whole or in part, without the prior written consent of both General Partners, which consent may be given or withheld, conditioned or delayed by either General Partner in its sole discretion; provided that any Partner may Transfer its Economic Interest to another Partner or to an Affiliate without consent. The Transfer of an Economic Interest to an Affiliate or another Partner shall not effect a Transfer of the Partnership Interest of the transferring Partner and the transferee shall in no event be deemed substituted as a Partner of the Partnership, except to the extent of the Economic Interest so Transferred unless otherwise agreed by both General Partners. No Transfer of an Economic Interest permitted by this Agreement shall effect a novation or release any of the transferor Partner's obligations hereunder, and the Transferring Partner shall continue to be obligated under each and every provision of this Agreement. No Economic Interest Owner of the Partnership shall have any right to participate in the management of the business and affairs of the Partnership or to become a Partner thereof.


       9.2  TRANSFERS BY GENERAL PARTNER.  Other than with the prior written
            ----------------------------
consent of the other General Partner(s), no General Partner shall Transfer its Partnership Interest to any Person, except to an Affiliate or its successor in connection with a transaction for the purpose of changing its state of incorporation or form of entity or a Transfer pursuant to Section 9.9 hereof.

       9.3  REMOVAL AND ADMISSION OF A GENERAL PARTNER
            ------------------------------------------

            9.3.1  REMOVAL. A General Partner may be removed (i) upon the
                   -------
Bankruptcy of such General Partner, (ii) upon the failure of its affiliated Limited Partner to make Additional Capital Contributions pursuant to Section 0 hereof, (iii) for failure to comply with Section 0 hereof, (iv) for failure of such General Partner or any officer, director or employee thereof to comply with the provisions of Section 0 hereof, (v) for Good Cause, or (vi) for conduct by such General Partner or any officer, director or employee thereof that results in a breach under any agreement between the Partnership and the Tribe. Notwithstanding any other term or provision of this Agreement, prior to being removed pursuant to either subsections (iv) or (vi) of this Section, a General Partner shall have the right, within two business days following the request from the other General Partner, to sever its relationship with the offending officer, director or employee, and upon the severing of such relationship, the General Partner shall not be removed. Such removal of a General Partner shall in no way derogate from any rights or powers of such General Partner, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal. In the event of removal of a General Partner, such General Partner's interest in the Partnership shall be converted to an Economic Interest.

            9.3.2  ADMISSION OF A SUCCESSOR GENERAL PARTNER.  In the event of
                   ----------------------------------------
removal of a General Partner pursuant to clauses (i), (iv) or (vi) of Section 0, the Limited Partner affiliated with such removed General Partner shall be entitled to designate any Person to be the successor to such General Partner. In the event of the removal of a General Partner pursuant to clauses (ii), (iii) or
(v) of Section 0, the Limited Partner which is not affiliated with such removed General Partner may, in its sole discretion, designate any Person to be the successor to such General Partner. Notwithstanding the foregoing, (a) no Person may be designated a successor General Partner unless and until such Person has obtained all licenses and approvals necessary for the ownership and operation of the Facility from any necessary or applicable licensing authorities and has executed an agreement to be bound by all provisions of this Agreement; and (b) the interests of the Limited Partners shall not be affected by the admission of any successor General Partner; and (c) a Defaulting Partner may not exercise the rights granted by this Section 9.3.2, in which case the Board shall exercise such rights.

       9.4  RIGHTS OF FIRST REFUSAL ON TRANSFERS BY LIMITED PARTNERS. If a
            --------------------------------------------------------
Limited Partner has received the prior written consent of the General Partners, to a proposed Transfer in accordance with Section 0, prior to seeking to sell all or any portion of its Partnership Interest (the "Transferable Interest"),
(i) such Limited Partner must first offer the other Limited Partner (the "Offeree") the right to purchase the Transferable Interest on the same terms and conditions as the selling Partner intends to sell such interest, or on the same terms and conditions as the offer received from a prospective purchaser, as the case may be (herein, the "First Opportunity Offer"). The First Opportunity Offer, once made, shall constitute an irrevocable binding offer by the selling Partner to sell the Transferable Interest to the Offeree, who shall have thirty
(30) days after receipt of the First Opportunity Offer within which to accept same in writing. If the Offeree timely accepts the First Opportunity Offer, the selling Partner shall sell the Transferable Interest to the Offeree on the same terms and conditions as the First Opportunity Offer; provided, however, that
                                                     --------
such sale shall be consummated within ninety (90) days of the Offeree's acceptance of the First Opportunity Offer. If the Offeree fails to timely accept the First Opportunity Offer or does not agree to purchase all of the Transferable Interest, the selling Partner shall be free to sell the entire Transferable Interest to any third party, subject to the terms of this Agreement and of the Purchase Agreement.

       9.5  TRANSFERS SUBJECT TO LICENSES AND APPROVALS. Notwithstanding any
            -------------------------------------------
other provision of this Agreement, no Transfer of a Partnership Interest or an Economic Interest in the Partnership may be made unless and until the transferee has obtained all licenses and approvals necessary for the ownership and operation of the Casino from any necessary or applicable licensing authorities and has executed an agreement to be bound by all provisions of this Agreement.

       9.6  EFFECT OF NON-COMPLIANCE. Any purported Transfer not permitted by
            ------------------------
this Agreement shall be void ab initio and of no effect against the Partnership,
                             ---------
any other Partner or any creditor of or claimant against the Partnership.


       9.7  EFFECT OF TRANSFER. A transferee of a Partnership Interest shall
            ------------------
have the right to become a substitute Partner only if (a) the requirements of Sections 0 and 0, and as applicable, Section 0 and 0, are met, (b) such Person executes an instrument satisfactory to both General Partners (or to the remaining General Partner in the case of a Transfer by a General Partner) accepting and adopting the terms and provisions of this Agreement, and (c) such Person pays any reasonable expenses in connection with its admission as a new Partner. The admission of a substitute Partner shall not result in the release of the Partner who assigned the Partnership Interest from any liability that such Partner may have to the Partnership or to any Partner prior to such Transfer.

       9.8  RIGHTS OF LEGAL REPRESENTATIVES. Subject to the provisions of
            -------------------------------
Section 0, if a Partner which is a corporation, trust, or other entity is dissolved or terminated, such Partner's legal representative or successor shall have all the rights of a holder of an Economic Interest, but shall have no right to become a substitute Partner without the consent otherwise required pursuant to this Agreement. If a Partner who is an individual dies or is adjudged by a court of competent jurisdiction to be incompetent to manage the Partner's person or property, the Partner's executor, administrator, guardian, conservator, or other legal representative may exercise the powers described in the preceding sentence.

       9.9  OBLIGATION TO COMPLY WITH APPLICABLE LAW. As soon as practicable
            ----------------------------------------
after Trust Approval and Bankruptcy Court Approval, the Partnership shall promptly apply to obtain licensing and the necessary approvals to operate the Casino and related businesses and all Partners hereby agree to obtain (and to cause each of their directors, officers, equity owners and other Affiliates, as applicable, to obtain) all required licenses and approvals as promptly as possible. If any Partner or any director, officer, equity owner or other Affiliate of any Partner (collectively a "Noncomplying Person") is unable, at any time, to obtain or maintain such licensing or otherwise comply with applicable law, such Partner shall take such action, including without limitation, a corporate restructuring or the severing of its relationship with the Noncomplying Person, in order to comply with applicable law within thirty
(30) days of the date on which the Noncomplying Person was unable or ceased to comply with such law. If a Partner is unable to satisfy the requirements of the preceding sentence, then the Partnership (or, if the Partnership is unable to do so, one of the other Partners) shall purchase such Partner's Partnership Interest. The purchase price of the sale required by the previous sentence shall equal the Fair Value of such Partner's Partnership Interest determined in accordance with the procedures set forth in Section 9.10 and, subject to applicable law, shall be payable in equal quarterly installments over the shorter of the remainder of the term of the Lease or five (5) years, in each case with interest at the Rate. A Partner that is removed from the Partnership pursuant to this Section shall have no further right to participate, in any way, in the business of the Partnership (specifically including the right to receive distributions from, or to share in the Net Profits, Net Losses or similar items of, the Partnership or to approve Partnership actions).

       9.10  DETERMINATION OF FAIR VALUE. The Fair Value of a Partnership
             ---------------------------
Interest for purposes hereof shall equal the greater of:

          (a) the result obtained by multiplying the Partner's Profit Percentage Interest by the total Capital Contributions to the Partnership of all of the Partners from its inception to the date of the purchase of such interest; or

          (b) the price that an unaffiliated third party would be willing to pay for the Partnership Interest of the applicable Partner (the "Acquired Interest"), considering the value of the Partnership's business and assets at the time and its liabilities (with no minority discount applied). The General Partners shall attempt to agree on the Fair Value during the sixty (60) day period after the date on which such a determination becomes necessary. If the General Partners cannot agree on the Fair Value during such sixty (60) day period, then the Fair Value of the Acquired Interest shall be determined by an appraisal. Either General Partner may initiate an appraisal by notifying the other in writing of its designation of a nationally recognized investment banking firm to determine the Fair Value of the Acquired Interest. Within ten
(10) days following receipt of such designation, the receiving Partner shall notify the other of its designated appraiser, which shall also be a nationally recognized investment banking firm, or, in the absence of notice, shall be deemed to have accepted the investment banking firm designated by the other.
The investment banking firm (or firms) so appointed shall make a determination of the Fair Value within thirty (30) days after the deemed acceptance of the first designated investment banking firm or, if applicable, the appointment of the second investment banking firm, and shall concurrently exchange and/or deliver such determinations to the Partners. If only one investment banking firm has been appointed, the determination by such firm of the Fair Value shall be final and binding. If two firms have been appointed, and the determinations of the two firms are within ten percent (10%) of each other, the average of the two determinations shall be the Fair Value. If the two determinations are not within ten percent (10%) of each other, then the two investment banking firms shall select a third investment banking firm within fifteen (15) days after the determinations have been exchanged; and if the two investment banking firms are unable to agree within that period on a third firm, such appointment will be made by the American Arbitration Association. If a third investment banking firm is appointed, the third investment banking firm shall make the determination of the Fair Value, which shall be within the range of the determinations made by the first two firms, within fifteen (15) days after the appointment of the third firm. If an appraisal is required pursuant to this Section, each of the General Partners shall pay one-half ( 1/2) of the cost of the investment banking firm, if only one is appointed; if two firms are appointed, each General Partner shall pay the fees and costs of the investment banking firm appointed by such Person; and the fees and costs of a third investment banking firm shall be divided equally between them.

            9.10.1  CLOSING. The closing (the "Closing") of any sale pursuant
                    -------
hereto shall be held at a mutually acceptable place, on a date (the "Closing Date") not more than thirty (30) days after the final determination of the Fair Value of the applicable Partnership Interest. Conveyance shall be made by an appropriate assignment, duly and validly executed by the selling Partner conveying the Acquired Interest, free and clear of all liens, claims, encumbrances and rights of others and containing customary representations and warranties, including without limitation, representations and warranties that
(i) there are no outstanding options, warrants or other rights to purchase such Partnership Interest; and (ii) such Partner has full power and authority to sell its Partnership Interest and such sale is not prohibited by and will not conflict with the terms of any other understanding, agreement or arrangement to which such Partner is a party or by which it is bound.

       9.11 TAG-ALONG RIGHTS
            ----------------

            9.11.1  RIGHT TO PARTICIPATE IN SALE. Following compliance with all
                    ----------------------------
applicable requirements of this Agreement governing the Transfer of Partnership Interests, if any Limited Partner ("Selling Partner") enters into an agreement to transfer, sell or otherwise dispose of any portion of its Partnership Interest (other than a Transfer of an Economic Interest to an Affiliate or another Partner as permitted by Section 0 or a Transfer required by Section 9.9) (such transfer, sale or other disposition being referred to as a "Tag-Along Sale"), then the other Limited Partner ("Tag-Along Partner") shall have the right, but not the obligation, to participate in such Tag-Along Sale. The portion of its Partnership Interest that the Tag-Along Partner will be entitled to include in such Tag-Along Sale (the "Partner's Allotment") shall be determined by multiplying (i) the Profit Percentage Interest represented by the Partnership Interest proposed to be sold, transferred or otherwise disposed of pursuant to the Tag-Along Sale, by (ii) such Tag-Along Partner's Profit Percentage Interest on the day immediately preceding the Tag-Along Notice Date (as defined below). Any sales of any portion of its Partnership Interest by a Tag-Along Partner as a result of the foregoing "Tag-Along Rights" shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Partner. The "Tag-Along Notice Date" shall be the date that the Tag-Along Sale Notice (as defined below) is delivered to Partners.


            9.11.2  SALE NOTICE. The Selling Partner shall provide the Tag-Along
                    -----------
Partner with written notice (the "Tag-Along Sale Notice") not more than sixty
(60) nor less than thirty (30) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). Each Tag-Along Sale Notice shall set forth:
(i) the name and address of each proposed transferee or purchaser of a Partnership Interest in the Tag-Along Sale; (ii) the Profit Percentage Interest represented by the Partnership Interest proposed to be transferred or sold by the Selling Partner; (iii) the proposed amount and form of consideration to be paid for such Partnership Interest and the terms and conditions of payment offered by each proposed transferee or purchaser; (iv) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase the Partnership Interest in accordance with the terms hereof; and (v) the Tag-Along Sale Date.

            9.11.3  TAG-ALONG NOTICE. If the Tag-Along Partner wishes to
                    ----------------
participate in the Tag-Along Sale, such Partner shall provide written notice (the "Tag-Along Notice") to the Selling Partner no less than ten (10) business days prior to the Tag-Along Sale Date. If a Tag-Along Notice is not received by the Selling Partner from the Tag-Along Partner prior to the ten (10) day period specified above, the Selling Partner shall have the right to sell or otherwise transfer the Partnership Interest specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by such Partner. The Tag-Along Notice shall set forth the Profit Percentage Interest represented by the Partnership Interest that such Partner elects to include in the Tag-Along Sale. The Tag-Along Notice given by the Selling Partner shall constitute such Partner's binding agreement to sell such Partnership Interest on the terms and conditions applicable to the Tag-Along Sale, subject to the provisions of this
Section 9.11.

            9.11.4  VOID TRANSFERS. If the Selling Partner sells or otherwise
                    --------------
Transfers its Partnership Interest or any portion thereof on terms and conditions which are more favorable in any material respect to the Selling Partner than as stated in the Tag-Along Sale Notice on or prior to the Tag-Along Sale Date, such sale or Transfer shall be null and void, and any subsequent sale or Transfer of such Partnership Interest must comply with all of the requirements of this Agreement.

            9.11.5  EXEMPT TRANSFERS. The provisions of this Section 9.11 shall
                    ----------------
not
apply to any Transfer, sale or other disposition by any Limited Partner to one of its Affiliates (provided that prior to any such disposition the Limited Partner complies with the requirements of this Agreement regarding Transfers).


                               ARTICLE 10

                  ACCOUNTING, RECORDS, REPORTING BY PARTNERS


       10.1 FISCAL YEAR. The fiscal year of the Partnership shall be the
            -----------
calendar year. The decision to engage outside accountants for the Partnership and the selection of such outside accountants, if any, shall be made by both General Partners.

       10.2 BOOKS AND RECORDS. Each Limited Partner and each Economic Interest
            -----------------
Owner, and their duly authorized representatives shall at all times, during regular business hours, have reasonable access to and may inspect and copy at its own expense any of the books and records of the Partnership set forth in this Section, for purposes reasonably related to such person's interest in the Partnership. Each Limited Partner shall be entitled at any time to have the Partnership's books and records examined or audited at such Partner's expense, and the General Partners shall cooperate fully with the party or parties making such examination or audit on behalf of such Partner. The books of account of the Partnership shall be maintained and prepared in accordance with generally accepted accounting principles, consistently applied. The Partnership shall maintain at its principal office in the State of Kansas all of the following:

            (a) A current list of the full name and last known business or residence address of each Partner and Economic Interest Owner set forth in alphabetical order, together with the Capital Contributions, Capital Account and Profit Percentage Interest of each Partner and Economic Interest Owner;

            (b) A current list of the full name and business or residence address of the General Partners and each officer thereof;

            (c) A copy of the Certificate and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Certificate or any amendments thereto have been executed;

            (d) Copies of the Partnership's federal, state and local income tax or information returns and reports, if any, for the six (6) most recent taxable years;

            (e) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed;

            (f) Copies of the financial statements of the Partnership, if any, for the six (6) most recent Fiscal Years;

            (g) The Partnership's books and records as they relate to the internal affairs of the Partnership for at least the current and past four (4) Fiscal Years;

            (h) Originals or copies of all minutes, actions by written consent, consents to action and waivers of notice to Partners and Partner votes, actions and consent, if any;

            (i) Any other information required to be maintained by the Partnership pursuant to the Act; and

            (j) Any notices from and correspondence with any gaming regulatory authorities.


       10.3 STATEMENTS
            ----------

            10.3.1  ANNUAL REPORT. Within one-hundred twenty (120) days after
                    -------------
the end of each calendar year, the General Partners shall cause to be delivered to each of the Partners audited financial statements of the Partnership, certified by Arthur Anderson & Co., Inc. or such other "Big Six" accounting firm selected by the General Partners.

            10.3.2  TAX INFORMATION. The General Partners shall cause to be
                    ---------------
prepared at least annually, at Partnership expense, information necessary for the preparation of the Partners' and Economic Interest Owners' federal and state income tax returns. The General Partners shall send or cause to be sent to each Partner or Economic Interest Owner within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns and a copy of the Partnership's federal, state, and local income tax or information returns for that year.

            10.3.3  ANNUAL STATE REPORT. The General Partners shall cause to be
                    -------------------
filed at least annually with the Delaware Secretary of State the statement required under the Act.

            10.3.4  MONTHLY REPORTS. As soon as practicable following the end of
                    ---------------
each month, the General Partners shall cause to be delivered to each of the Partners a copy of such monthly financial reports of income and expense of the Partnership as are prepared with respect to the Partnership.

       10.4 FILINGS. The General Partners, at Partnership expense, shall cause
            -------
the income tax returns for the Partnership to be prepared and timely filed with the appropriate authorities. The General Partners, at Partnership expense, shall cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, amendments to, or restatements of, the Certificate and all reports required to be filed by the Partnership with those entities under the Act or other then current applicable laws, rules, and regulations. If the General Partners or any officer required by the Act to execute or file any document fails, after demand, to do so within a reasonable period of time or refuses to do so, any other officer or Partner may prepare, execute and file that document with the Delaware Secretary of State.

       10.5 BANK ACCOUNTS. The General Partners shall maintain the funds of the
            -------------
Partnership in one or more separate bank accounts in the name of the Partnership, and shall not permit the funds of the Partnership to be commingled in any fashion with the funds of any other Person.

       10.6 TAX MATTERS FOR THE PARTNERSHIP HANDLED BY THE GENERAL PARTNERS AND
            -------------------------------------------------------------------
TAX MATTERS PARTNER. The General Partners shall from time to time cause the
-------------------
Partnership to make such tax elections as the General Partners deem to be in the best interests of the Partnership and the Partners. The Tax Matters Partner, as defined in Code Section 6231, shall represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend the Partnership funds for professional services and costs associated therewith. The Tax Matters Partner shall oversee the Partnership's tax affairs in the overall best interests of the Partnership. If for any reason the Tax Matters Partner resigns or can no longer serve in that capacity, the General Partners may designate another Partner to be Tax Matters Partner.


                               ARTICLE 11


                          DISSOLUTION AND WINDING UP


       11.1 EVENTS OF DISSOLUTION. The Partnership shall be dissolved, its
            ---------------------
assets shall be disposed of, and its affairs wound up on the first to occur of the following:

            11.1.1 The happening of any event of dissolution specified in the Certificate;

            11.1.2  The entry of a decree of judicial dissolution pursuant to
Section 17-802 of the Act;

            11.1.3  The vote of a Super Majority Interest;

            11.1.4 The occurrence of a Dissolution Event unless there are at least two Remaining Partners in addition to the Excluded Partner (it being agreed that, if there are not at that time at least two Remaining Partners in addition to the Excluded Partner, the sole Remaining Partner shall in its sole and absolute discretion have the right to admit another Partner to the Partnership) and a Majority Interest consent within ninety (90) days of the Dissolution Event to the continuation of the business of the Partnership; or

            11.1.5 The expiration of the period fixed for the duration of the Partnership as stated in the Certificate.

       11.2 EFFECT OF A DISSOLUTION EVENT (OTHER THAN DISSOLUTION). If following
            ------------------------------------------------------
a Dissolution Event, the Remaining Partners vote to continue the business of the Partnership, such Remaining Partner(s) shall purchase the Excluded Partner's interest in the Partnership, on a pro rata basis in accordance with their respective Profit Percentage Interests, for an aggregate purchase price equal to the amount that the Excluded Partner would be entitled to receive for the Fair Value of the Excluded Partner's Partnership Interest as determined in accordance with the procedures for determining the Fair Value set forth in Section 9.10, payable in equal quarterly installments over five (5) years with interest at the Rate. Following such purchase, the Remaining Partners shall continue the operation of the Partnership independently of the Excluded Partner. Upon such vote by the Remaining Partners to continue the business of the Partnership, the Excluded Partner shall have no further right to participate, in any way, in the business of the Partnership (specifically including the right to receive distributions from, or to share in the Net Profits, Net Losses or similar items of, the Partnership or to approve Partnership actions). Election of the Remaining Partner(s) to continue the business of the Partnership under this
Section 0 shall not preclude such Remaining Partner(s) from pursuing any and all other remedies available to it or them under this Agreement, at law or in equity.

       11.3 CERTIFICATE OF DISSOLUTION. As soon as possible after the occurrence
            --------------------------
of any
of the events specified in Section 0 above, any Partner shall execute a Certificate of Dissolution in such form as shall be prescribed by the Delaware Secretary of State and file the Certificate as required by the Act.

       11.4 WINDING UP. Upon the occurrence of any event specified in Section 0
            ----------
above, the Partnership shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The General Partners shall be responsible for overseeing the winding up and liquidation of Partnership, shall take full account of the liabilities of Partnership and assets, shall either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 0. The General Partners shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Partnership. The General Partners shall be entitled to reasonable compensation for their services in winding up the Partnership's affairs.

       11.5 DISTRIBUTIONS IN KIND. Any non-cash asset distributed to one or more
            ---------------------
Partners shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Article 0, and the Partners' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Partner receiving an interest in such distributed asset shall be the fair market value of such interest (which shall mean the price that an independent third party would pay for such asset, net of any liability secured by such asset that such Partner assumes or takes subject to). The fair market value of such asset shall be determined by the Board or if there is an objection by any Partner, the fair market value shall be determined by an independent appraiser (which must be recognized as an expert in valuing the type of asset involved) selected by the General Partners or liquidating trustee and approved by a Super Majority Interest.

       11.6 ORDER OF PAYMENT UPON DISSOLUTION. After determining that all known
            ---------------------------------
debts and liabilities of the Partnership in the process of winding-up, including, without limitation, debts and liabilities to Partners who are creditors of the Partnership, have been paid or adequately provided for, the remaining assets shall be distributed to the Partners in accordance with their positive Capital Account balances, after taking into account income and loss allocations for the Partnership's taxable year during which liquidation occurs. Such liquidating distributions shall be made by the end of the Partnership's taxable year in which the Partnership is liquidated, or, if later, within ninety
(90) days after the date of such liquidation.

       11.7 CAPITAL ACCOUNT DEFICIT RESTORATION.  The amount of any deficit
            -----------------------------------
balance in the Capital Account of a General Partner shall represent an obligation to and asset of the Partnership and shall be paid in cash by the General Partner to the Partnership within ninety (90) days after the occurrence of a Dissolution Event (unless the Partners have voted pursuant to Section 0 not to dissolve the Partnership); provided, however, that the amount payable by a General Partner pursuant to this Section shall not exceed the sum of the positive Capital Account balances of Limited Partners and provided, further, that upon receipt of the General Partner's payment the Partnership shall distribute the same to those Limited Partners with positive Capital Accounts in the proportion thereof. No Limited Partner shall have any obligation to restore or make up any deficit in its Capital Account.

       11.8 COMPLIANCE WITH REGULATIONS. All payments to the Partners upon the
            ---------------------------
winding up and dissolution of the Partnership shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1(b)(2)(ii)(d).

       11.9 LIMITATIONS ON PAYMENTS MADE IN DISSOLUTION. Except as otherwise
            -------------------------------------------
specifically provided in this Agreement, each Partner shall be entitled to look solely at the assets of the Partnership for the return of its positive Capital Account balance and shall have no recourse for such Partner's Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the General Partners, officers, or any other Partner.

       11.10  CERTIFICATE OF CANCELLATION. The Persons who filed the Certificate
              ---------------------------
of Dissolution shall cause to be filed in the office of, and on a form prescribed by, the Delaware Secretary of State, a certificate of cancellation of the Certificate upon the completion of the winding up of the affairs of the Partnership.

       11.11  NO ACTION FOR DISSOLUTION.  No Partner or Economic Interest Owner
              -------------------------
has any interest in specific property of the Partnership. Without limiting the foregoing, each Partner and Economic Interest Owner irrevocably waives during the term of the Partnership any right that he or it may have to maintain any action for partition with respect to the property of the Partnership. Except as expressly permitted in this Agreement, a Partner or Economic Interest Owner shall not take any voluntary action that directly causes a Dissolution Event. The Partners acknowledge that irreparable damage would be done to the goodwill and reputation of the Partnership if any Partner should bring an action in court to dissolve the Partnership under circumstances where dissolution is not required by Section 0. This Agreement has been drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of the Economic Interests. Accordingly, except where the Partners have failed to liquidate the Partnership as required by this Article 0, each Partner hereby waives and renounces such Partner's right to initiate legal action to seek the appointment of a receiver or trustee to liquidate the Partnership or to seek a decree of judicial dissolution of the Partnership on the ground that (a) it is not reasonably practicable to carry on the business of the Partnership in conformity with the Articles or this Agreement, or (b) dissolution is reasonably necessary for the protection of the rights or interests of the complaining Partner. Damages for breach of this Section 0 shall be monetary damages only (and not specific performance), and the damages may be offset against distributions by the Partnership to which such Partner would otherwise be entitled.

                               ARTICLE 12

                         INDEMNIFICATION AND INSURANCE


       12.1 INDEMNIFICATION OF PARTNERSHIP PERSONS. The Partnership shall
            --------------------------------------
indemnify any Partnership Person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including a Proceeding by or in the right of the Partnership) by reason of the fact that such Partnership Person is or was an agent of the Partnership against all Expenses, amounts paid in settlement, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by or levied against such Partnership Person in connection with such Proceeding if such Partnership Person acted in good faith and in a manner such Partnership Person reasonably believed to be in or not opposed to the best interests of the Partnership and, with respect to any criminal Proceeding, had no reasonable cause to believe such Partnership Person's conduct was unlawful. The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a Partnership Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Partnership or, with respect to any criminal Proceeding, that a Partnership Person had reasonable cause to believe that such Partnership Person's conduct was unlawful. To the fullest extent permitted by applicable law, a Partnership Person shall be conclusively presumed to have met the relevant standards of conduct, as defined by the laws of the State of Delaware or other applicable jurisdictions, for indemnification pursuant to this Section 0, unless and until a court of competent jurisdiction, after all appeals, finally determines to the contrary, and the Partnership shall bear the burden of proof of establishing by clear and convincing evidence that such Partnership Person failed to meet such standards of conduct. In any event, the Partnership Person shall be entitled to indemnification from the Partnership to the fullest extent permitted by applicable law, including, without limitation, any amendments thereto subsequent to the date of this Agreement that increase the protection of Partnership Persons allowable under such laws.

       12.2 SUCCESSFUL DEFENSE. Notwithstanding any other provision of this
            ------------------
Agreement, to the extent that a Partnership Person has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 0, or in defense of any claim, issue or matter therein, such Partnership Person shall be indemnified against Expenses actually and reasonably incurred in connection therewith to the fullest extent permitted by the laws of Delaware or other applicable jurisdictions, including, without limitation, any amendments thereto subsequent to the date of this Agreement that increase the protection of Partnership Persons allowable under such laws.

       12.3 INDEMNIFICATION OF OTHER AGENTS. The Partnership may, but shall not
            ------------------------------
be obligated to, indemnify any Person (other than a Partnership Person) who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Partnership) by reason of the fact that such Person is or was an agent of the Partnership, against all Expenses, amounts paid in settlement, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by such Person in connection with such Proceeding under the same circumstances and to the same extent as is provided for or permitted in this Article 0 with respect to a Partnership Person, or with respect to such circumstances and on such terms as the General Partners may determine.

       12.4 INDEMNIFICATION BY GENERAL PARTNER.  Any General Partner that
            ----------------------------------
violates
the covenant contained in Section 0 hereof shall indemnify the Partnership and any Partnership Person (other than the Limited Partner associated with such General Partner and any affiliates of such General Partner or such Limited Partner) against all Expenses, amounts paid in settlement, judgments, fines, penalties and ERISA excise taxes arising out of or in connection with such violation.


       12.5 RIGHT TO INDEMNIFICATION UPON APPLICATION
            -----------------------------------------

            12.5.1  TIMING. Any indemnification or advance under Section 0, 0 or
                    ------
0 shall be made promptly, and in no event later than sixty (60) days, after the receipt by the party obligated to provide indemnification (the "Indemnifying Party") of the written request therefor from a party entitled to indemnification, unless, in the case of an indemnification pursuant to Section 0, a determination shall have been made as provided in Section 0 that such Partnership Person has not met the relevant standard for indemnification set forth in that Section.


            12.5.2  ENFORCEMENT. The right of a Person to indemnification or an
                    -----------
advance of Expenses as provided by this Article 0 shall be enforceable in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Indemnifying Party. Neither the failure by the General Partners or Partners of the Partnership or its independent legal counsel to have made a determination that indemnification or an advance is proper in the circumstances, nor any actual determination by the General Partners or Partners of the Partnership or its independent legal counsel that indemnification or an advance is not proper, shall be a defense to the action or create a presumption that the relevant standard of conduct has not been met. In any such action, the Person seeking indemnification or advancement of Expenses shall be entitled to recover from the Indemnifying Party any and all expenses of the types described in the definition of Expenses actually and reasonably incurred by such Person in such action, but only if such Person prevails therein. A Person's Expenses incurred in connection with any Proceeding concerning such Person's right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Indemnifying Party regardless of the outcome of such a Proceeding, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Person in the Proceeding was not made in good faith or was frivolous.

       12.6 PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred by a Partnership
            ------------------------------
Person in connection with a Proceeding shall be paid by the Indemnifying Party in advance of the final disposition of such Proceeding upon receipt of a written undertaking by or on behalf of such Partnership Person to repay such amount if it shall ultimately be determined that such Partnership Person is not entitled to be indemnified by the Indemnifying Party as authorized in this Article 0.

       12.7 LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this
            ------------------------------
Agreement shall be made by the Indemnifying Party:

          (a) With respect to indemnification pursuant to Sections 0 or 0, to indemnify or advance funds to any Person with respect to a Proceeding initiated or brought voluntarily by such Person and not by way of defense, except as provided in Section 0 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, otherwise than as required under Delaware law, but indemnification or advancement of Expenses may be provided by the Partnership in specific cases if a determination is made that such indemnification or advancement is appropriate. With respect to indemnification pursuant to Sections 0 or 0, the determination as to whether any such indemnification or advancement of Expenses is appropriate shall be made
(i) by the General Partners by a majority vote of a quorum consisting of General Partners who were not parties to such Proceeding, or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of such disinterested General Partners so directs, by independent legal counsel in a written opinion, or (iii) by the Partners by a vote of Partners holding a Super Majority Interest, whether or not constituting a quorum, who were not parties to such Proceeding;

          (b) To indemnify or advance funds to any Person for any Expenses, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes resulting from the such Person's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

          (c) If a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.


       12.8 OTHER TERMS OF INDEMNIFICATION.
            ------------------------------

            12.8.1  PARTIAL INDEMNIFICATION. If a Person is entitled under any
                    -----------------------
provision of this Article 0 to indemnification by the Indemnifying Party for a portion of Expenses, amounts paid in settlement, judgments, fines, penalties or ERISA excise taxes incurred by such Person in any Proceeding but not, however, for the total amount thereof, the Indemnifying Party shall nevertheless indemnify such Person for the portion of such Expenses, amounts paid in settlement, judgments, fines, penalties or ERISA excise taxes to which such Person is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Indemnifying Party if the Person is found liable on any portion of the claims in such Proceeding.


            12.8.2  INDEMNITY NOT EXCLUSIVE. The indemnification and advancement
                    -----------------------
of Expenses provided by, or granted pursuant to, the provisions of this Article 0, shall not be deemed exclusive of any rights to which any Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Partners, determination of the Board, or otherwise, both as to action in such Person's capacity as an agent of the Partnership and as to action in another capacity while serving as an agent.

            12.8.3  INSURANCE. The Partnership shall have the power to purchase
                    ---------
and maintain insurance or other financial arrangement on behalf of any Person who is or was an agent of the Partnership against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Partnership would have the power to indemnify such Person against such liability under the provisions of this Article 0 or of Section 145 of the Delaware General Corporation Law. In the event a Person shall receive payment from any insurance carrier or from the Plaintiff in any action against such Person with respect to indemnified amounts after payment on account of all or part of such indemnified amounts having been made by the Partnership pursuant to this Article 0, such Person shall reimburse the Partnership for the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Partnership to such Person exceeds such indemnified amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be deemed to be payments to such Person hereunder. In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Partnership shall be subrogated to such Person's rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies). Such right of subrogation shall be terminated upon receipt by the Partnership of the amount to be reimbursed by such Person pursuant to the second sentence of this Section 0.

            12.8.4  HEIRS, EXECUTORS AND ADMINISTRATORS. The indemnification and
                    -----------------------------------
advancement of Expenses provided by, or granted pursuant to, this Article 0 shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an agent of the Partnership and shall inure to the benefit of such Person's heirs, executors and administrators.


                                  ARTICLE 13

                                MISCELLANEOUS

       13.1 SURVIVAL. Notwithstanding anything to the contrary herein, the
            --------
provisions of Section 0 shall survive, and remain in full force and effect following, the termination of this Agreement.

       13.2 OTHER VENTURES; COMPETITION.
            ---------------------------
            (a) Subject to the provisions of Section 0, nothing contained in this Agreement or in law shall be construed to limit or restrict in any way the freedom of any Partner, or any shareholders or affiliates of a Partner, to conduct any other business venture or activity whatsoever, including the ownership, development, leasing, sale, financing, operation and management of other card clubs or casinos nor to require any accountability to the Partnership or to any other Partner, whether or not such other business ventures are in direct or indirect competition with the business of the Partnership.

            (b) Subject to the provisions of Section 0, no Partner need afford the Partnership or any other Partner or any affiliate of a Partner the opportunity to acquire or invest in any other property, project or enterprise, regardless of whether such property, project or enterprise would, but for this sentence, be deemed an opportunity of the Partnership.

       13.3 COUNSEL TO THE PARTNERSHIP. Counsel to the Partnership may also be
            --------------------------
counsel to any Partner or any Affiliate of a Partner. The officers of the Partnership may execute on behalf of the Partnership and the Partners any consent to the representation of the Partnership that counsel may request pursuant to the California Rules of Professional Conduct or similar rules in any other jurisdiction.

       13.4 GENERAL PROVISIONS.
            ------------------

            13.4.1  COMPLETE AGREEMENT. This Agreement and any documents
                    ------------------
referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all prior or contemporaneous agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

            13.4.2  DISPUTES
                    --------

                    13.4.2.1  GOVERNING LAW; JURISDICTION. All questions with
                              ---------------------------
respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of the State of Kansas, regardless of the choice of law provisions of Delaware or any other jurisdiction. Any and all disputes between the parties which may arise pursuant to this Agreement will be heard and determined before an appropriate federal or state court located in Kansas City, Kansas. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.


                    13.4.2.2  ARBITRATION. Except for actions seeking injunctive
                              -----------
relief and for actions pursuant to Sections 0 and 0, which may be brought before any court having jurisdiction, upon mutual agreement of the parties, any claim arising out of or relating to (i) this Agreement, including without limitation its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including without limitation its commencement and termination) whether based on breach of covenant, breach of an implied covenant or intentional infliction of emotional distress or other tort or contract theories, which are not settled by agreement between the parties, may be settled by arbitration in Kansas City, Kansas, before a sole arbitrator who shall be a retired judge of the Kansas City Superior Court or retired justice of the Kansas Court of Appeal or Supreme Court. The sole arbitrator shall be selected by mutual agreement of the parties within fifteen (15) days after service of a notice of intent to arbitrate by any party. If the parties are unable to select a mutually agreeable arbitrator, then a retired judge or justice of the Kansas state courts shall be selected by order of the court pursuant to applicable law. The parties hereby (i) consent to the in personam jurisdiction of the Superior Court of the State of Kansas for purposes of the enforcement of this arbitration provision and confirming any such award and entering judgment thereof; (ii) agree to use their best efforts to keep all matters relating to any arbitration hereunder confidential; and (iii) agree that the arbitrators may not assess any remedy other than the awarding of actual out-of-pocket damages suffered and/or punitive damages when appropriate. Each party shall share equally the fees of the arbitrator during the arbitration, but the fees of the arbitrator shall be borne by the losing party. Any arbitration shall be commenced within forty-five
(45) days, and completed within ninety (90) days, of the appointment of the arbitrator.

            13.4.3  ADDITIONAL DOCUMENTS. Each party hereto agrees to execute
                    --------------------
any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement. Without limiting the generality of the foregoing, each party agrees to execute, deliver and if necessary record any and all additional instruments, certifications, amendments, modifications and other documents as may be required by any governmental or regulatory authorities (including, without limitation, the Secretary of the Interior, the Bureau of Indian Affairs, the National Indian Gaming Commission or the State of Kansas) or any applicable statute, rule or regulation in order to effectuate, complete, perfect, continue or preserve the respective rights, obligations, liens and interests of the parties thereto to the fullest extent permitted by law; provided, that any such additional instrument, certification, amendment, modification or other document shall not materially change the respective rights, remedies or obligations of the parties under this Agreement or any other agreement or document related thereto.

            13.4.4  NOTICES. Unless otherwise specifically permitted by this
                    -------
Agreement, all notices under this Agreement shall be in writing and shall be delivered by personal service, telecopy, federal express or comparable overnight service or certified mail (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be as set forth on Exhibit A. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

            13.4.5  PARTIES.
                    -------

                 13.4.5.1  NO THIRD-PARTY BENEFITS. None of the provisions of
                           -----------------------
this Agreement shall be for the benefit of, or enforceable by, any third party.

                 13.4.5.2  SUCCESSORS AND ASSIGNS. Except as provided herein to
                           ----------------------
the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

            13.4.6  WAIVERS STRICTLY CONSTRUED. With regard to any power,
                    --------------------------
remedy or right provided herein or otherwise available to any party hereunder
(i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or by any other indulgence.

            13.4.7  RULES OF CONSTRUCTION.
                    ---------------------

                 13.4.7.1  HEADINGS. The Article and Section headings in this
                           --------
Agreement are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Agreement or of any particular Article or Section.

                 13.4.7.2  TENSE AND CASE. Throughout this Agreement, as the
                           --------------
context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

                 13.4.7.3  SEVERABILITY. The validity, legality or
                           ------------
enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

                 13.4.7.4  AGREEMENT NEGOTIATED. The parties hereto are
                           --------------------
sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof. As a consequence, the parties do not believe that the presumptions of California Civil Code Section 1654 and similar laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive their effects. Only the final executed version of this Agreement may be admitted into evidence or used for any purpose, and drafts of this Agreement shall be disregarded for all purposes.

            13.4.8  COUNTERPARTS. This Agreement may be executed simultaneously
                    ------------
in two or more counterparts or by facsimile, each of which (including any facsimiles) shall be deemed an original, but all of which together shall constitute one and the same instrument.

       13.5 AMENDMENTS. Except as set forth in the next sentence, all amendments
            ----------
to this Agreement shall be in writing and approved by all of the Partners. The
 Board may amend Exhibit A hereto at any time and from time to time to reflect the admission or withdrawal of any Partner, or the change in any Partner's Capital Contributions, Profit Percentage Interests, or any changes in the Partner's addresses, all as contemplated by this Agreement.

       13.6 RELIANCE ON AUTHORITY OF PERSON SIGNING AGREEMENT. If a Partner is
            -------------------------------------------------
not a natural person, neither the Partnership nor any Partner will be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such entity or to determine any fact or circumstance bearing upon the existence of the authority of such individual.

       13.7 INVESTMENT REPRESENTATION. Each Partner hereby represents and
            -------------------------
warrants to, and agrees with, the other Partners and the Partnership that he or it is acquiring the Partnership Interest for investment purposes for his or its own account only and not with a view to or for sale in connection with any distribution of all or any part of the Partnership Interest. No other person will have any direct or indirect beneficial interest in or right to the Partnership Interest.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, this Agreement is executed as of the day and year set forth above.


                                HOLLYWOOD PARK, INC.


                                By:  /s/ Bruce Rimbo
                                     ------------------------
                                     Bruce Rimbo

                                Its: Executive Vice President/Race Track
                                     Development


                                NORTH AMERICAN SPORTS MANAGEMENT OF KANSAS,
                                INC., a Florida corporation (in its capacity as a Limited Partner)


                                By:  /s/ Alan H. Ginsburg
                                    ----------------------------
                                     Alan H. Ginsburg
                                Its:   President


                                HP KANSAS, INC.


                                By:  /s/ Bruce Rimbo
                                     ---------------------------
                                     Bruce Rimbo

                                Its:   Vice President and Secretary


                                NORTH AMERICAN SPORTS MANAGEMENT OF KANSAS,
                                INC., a Florida corporation (in its capacity as a General Partner



                                By:  /s/ Alan H. Ginsburg
                                    ----------------------------
                                       Alan H. Ginsburg
                                Its:   President

                                   EXHIBIT A
                                   ---------

                               LIMITED PARTNERS

                                                 Initial Profit
                                                 --------------
                                                   Percentage    Initial Capital
                                                   ----------    --------------
Partner's Name       Partner's Address             Interests     Contributions
-------------        ----------------              ---------     --------------
HP                   1050 South Prarie Avenue       43.167%      $49.00
                     Inglewood, CA  90301

                     Attn: G. Michael Finnigan

NORAM                2200 Lucien Way, Suite 450     55.833%       $49.00
                     Maitland, Florida  32751

                               GENERAL PARTNERS

                                                 Initial Profit
                                                 --------------
                                                  Percentage     Initial Capital
                                                  ----------     -------------
Partner's Name       Partner's Address            Interests      Contributions
--------------       -----------------            ---------      -------------

HP General            1050 South Prarie Avenue      0.50%         $1.00
Partner               Inglewood, CA  90301

                      Attn: G. Michael Finnigan

NORAM General         2200 Lucien Way, Suite 450    0.50%         $1.00
Partner               Maitland, Florida 32751